EXHIBIT 20




                         MONTHLY SERVICER'S CERTIFICATE

             AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

                -------------------------------------------------

                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

               --------------------------------------------------

The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Centurion Bank and American Express Receivables Financing Corporation II, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2. TRS is, as of the date hereof, the Servicer under the Agreement.

3. The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on September 16, 2002 and covers activity from July 26, 2002 through August 25, 2002.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.



   IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of September, 2002.



                                          AMERICAN EXPRESS TRAVEL RELATED
                                          SERVICES COMPANY, INC., as Servicer

                                          By:    /s/ Robin Flanagan
                                                 ----------------------------
                                          Name:  Robin Flanagan
                                          Title: Director
                                                 CSBS - Forecast & Planning



I.  Monthly Period Trust Activity
-----------------------------------------------------------------------------------------------------------------------------------
A. Trust Activity                                     Trust Totals
-----------------                                     ------------
Number of days in period                                        31
Beginning Principal Receivable Balance           19,841,934,761.31
Special Funding Account Balance                               0.00
Beginning Total Principal Balance                19,841,934,761.31

Finance Charge Collections (excluding               242,101,157.92
  Discount Option & Recoveries)
Discount Percentage                                          2.00%
Discount Option Receivables Collections              77,551,671.42
Premium Option Receivables Collections                        0.00
Recoveries                                           14,661,361.77
Total Collections of Finance Charge Receivables     334,314,191.11
Total Collections of Principal Receivables        3,800,031,899.74
Monthly Payment Rate                                      18.5337%
Defaulted amount                                    101,537,362.17
Annualized Default Rate                                    6.0304%
Trust Portfolio Yield                                     13.8130%
New Principal Receivables                         3,884,651,592.70
Ending Principal Receivables Balance
Ending Required Minimum Principal Balance        19,179,750,000.00
Ending Transferor Amount                          1,900,017,092.11
Ending Special Funding Account Balance                        0.00
Ending Total Principal Balance                   19,825,017,092.11





B. Series Allocations                                            Series 1997-1     Series 1998-1     Series 1999-1    Series 1999-2
---------------------                                            -------------     -------------     -------------    -------------
Group Number                                                                 1                 2                 1                1
Invested Amount                                               1,000,000,000.00  1,000,000,000.00  1,000,000,000.00   500,000,000.00
Adjusted Invested Amount                                      1,000,000,000.00  1,000,000,000.00  1,000,000,000.00   500,000,000.00
Principal Funding Account Balance                                         0.00              0.00              0.00             0.00
Series Required Transferor Amount                                70,000,000.00     70,000,000.00     70,000,000.00    35,000,000.00
Series Allocation Percentage                                             5.58%             5.58%             5.58%            2.79%
Series Alloc. Finance Charge Collections                         18,650,721.96     18,650,721.96     18,650,721.96     9,325,360.98
Series Allocable Recoveries                                         817,928.13        817,928.13        817,928.13       408,964.07
Series Alloc. Principal Collections                             211,996,200.82    211,996,200.82    211,996,200.82   105,998,100.41
Series Allocable Defaulted Amount                                 5,664,566.93      5,664,566.93      5,664,566.93     2,832,283.46

B. Series Allocations                         Series 1999-3                        Series 1999-5     Series 1999-6    Series 2000-1
---------------------                         -------------                        -------------     -------------    -------------

Group Number                                              2                                    2                 2                1
Invested Amount                            1,000,000,000.00                       500,000,000.00              0.00   500,000,000.00
Adjusted Invested Amount                   1,000,000,000.00                       500,000,000.00              0.00   500,000,000.00
Principal Funding Account Balance                      0.00                                 0.00              0.00             0.00
Series Required Transferor Amount             70,000,000.00                        35,000,000.00              0.00    35,000,000.00
Series Allocation Percentage                          5.58%                                2.79%             0.00%            2.79%
Series Alloc. Finance Charge Collections      18,650,721.96                         9,325,360.98              0.00     9,325,360.98
Series Allocable Recoveries                      817,928.13                           408,964.07              0.00       408,964.07
Series Alloc. Principal Collections          211,996,200.82                       105,998,100.41              0.00   105,998,100.41
Series Allocable Defaulted Amount              5,664,566.93                         2,832,283.46              0.00     2,832,283.46

B. Series Allocations                         Series 2000-2      Series 2000-3     Series 2000-4     Series 2000-5    Series 2001-1
---------------------                         -------------      -------------     -------------     -------------    -------------

Group Number                                              2                  2                 2                 2                2
Invested Amount                              500,000,000.00   1,000,000,000.00  1,212,122,000.00    787,878,000.00   750,000,000.00
Adjusted Invested Amount                     500,000,000.00   1,000,000,000.00  1,212,122,000.00    787,878,000.00   750,000,000.00
Principal Funding Account Balance                      0.00               0.00              0.00              0.00             0.00
Series Required Transferor Amount             35,000,000.00      70,000,000.00     84,848,540.00     55,151,460.00    52,500,000.00
Series Allocation Percentage                          2.79%              5.58%             6.76%             4.40%            4.18%
Series Alloc. Finance Charge Collections       9,325,360.98      18,650,721.96     22,606,950.40     14,694,493.52    13,988,041.47
Series Allocable Recoveries                      408,964.07         817,928.13        991,428.68        644,427.58       613,446.10
Series Alloc. Principal Collections          105,998,100.41     211,996,200.82    256,965,258.93    167,027,142.71   158,997,150.62
Series Allocable Defaulted Amount              2,832,283.46       5,664,566.93      6,866,146.19      4,462,987.66     4,248,425.20

B. Series Allocations                         Series 2001-2      Series 2001-3     Series 2001-4     Series 2001-5    Series 2001-6
---------------------                         -------------      -------------     -------------     -------------    -------------

Group Number                                              1                  2                 2                 2                2
Invested Amount                              250,000,000.00     750,000,000.00    725,000,000.00    500,000,000.00   700,000,000.00
Adjusted Invested Amount                     250,000,000.00     750,000,000.00    725,000,000.00    500,000,000.00   700,000,000.00
Principal Funding Account Balance                      0.00               0.00              0.00              0.00             0.00
Series Required Transferor Amount             17,500,000.00      52,500,000.00     50,750,000.00     35,000,000.00    49,000,000.00
Series Allocation Percentage                          1.39%              4.18%             4.04%             2.79%            3.91%
Series Alloc. Finance Charge Collections       4,662,680.49      13,988,041.47     13,521,773.42      9,325,360.98    13,055,505.37
Series Allocable Recoveries                      204,482.03         613,446.10        592,997.90        408,964.07       572,549.69
Series Alloc. Principal Collections           52,999,050.21     158,997,150.62    153,697,245.60    105,998,100.41   148,397,340.58
Series Allocable Defaulted Amount              1,416,141.73       4,248,425.20      4,106,811.02      2,832,283.46     3,965,196.85

B. Series Allocations                         Series 2001-7      Series 2002-1     Series 2002-2     Series 2002-3    Series 2002-4
---------------------                         -------------      -------------     -------------     -------------    -------------

Group Number                                              2                  2                 2                 2                2
Invested Amount                              650,000,000.00     920,000,000.00    940,000,000.00    920,000,000.00   500,000,000.00
Adjusted Invested Amount                     650,000,000.00     920,000,000.00    940,000,000.00    920,000,000.00   500,000,000.00
Principal Funding Account Balance                      0.00               0.00              0.00              0.00             0.00
Series Required Transferor Amount             45,500,000.00      64,400,000.00     65,800,000.00     64,400,000.00    35,000,000.00
Series Allocation Percentage                          3.63%              5.13%             5.24%             5.13%            2.79%
Series Alloc. Finance Charge Collections      12,122,969.27      17,158,664.20     17,531,678.64     17,158,664.20     9,325,360.98
Series Allocable Recoveries                      531,653.29         752,493.88        768,852.44        752,493.88       408,964.07
Series Alloc. Principal Collections          137,797,530.53     195,036,504.76    199,276,428.77    195,036,504.76   105,998,100.41
Series Allocable Defaulted Amount              3,681,968.50       5,211,401.57      5,324,692.91      5,211,401.57     2,832,283.46




B. Series Allocations                            Series 2002-5    Series 2002-6                                         Trust Total
---------------------                            -------------    -------------                                         ------------
Group Number                                                 2                2
Invested Amount                                 600,000,000.00   720,000,000.00                                   17,925,000,000.00
Adjusted Invested Amount                        600,000,000.00   720,000,000.00                                   17,925,000,000.00
Principal Funding Account Balance                         0.00             0.00                                                0.00
Series Required Transferor Amount                42,000,000.00    50,400,000.00                                    1,254,750,000.00
Series Allocation Percentage                             3.35%            4.02%                                                100%
Series Alloc. Finance Charge Collections         11,190,433.18    13,428,519.81                                      334,314,191.11
Series Allocable Recoveries                         490,756.88       588,908.26                                       14,661,361.77
Series Alloc. Principal Collections             127,197,720.49   152,637,264.59                                    3,800,031,899.74
Series Allocable Defaulted Amount                 3,398,740.16     4,078,488.19                                      101,537,362.17

C. Group Allocations
--------------------

1. Group 1 Allocations                                            Series 1997-1    Series 1999-1   Series 1999-2      Series 2000-1
----------------------                                            -------------    -------------   -------------      -------------

Investor Finance Charge Collections                               16,854,451.59    16,848,870.59    8,424,435.30       8,424,435.30

Investor Monthly Interest                                          5,084,500.00     4,504,500.00    2,384,645.83       2,869,333.33
Investor Default Amount                                            5,117,311.56     5,117,311.56    2,558,655.78       2,558,655.78
Investor Monthly Fees                                              1,666,666.67     1,666,666.67      833,333.33         833,333.33
Investor Additional Amounts                                                0.00             0.00            0.00               0.00
Total                                                             11,868,478.23    11,288,478.23    5,776,634.95       6,261,322.45

Reallocated Investor Finance Charge Collections                   16,854,451.59    16,848,870.59    8,424,435.30       8,424,435.30
Available Excess                                                   4,985,973.36     5,560,392.36    2,647,800.35       2,163,112.85

1. Group 1 Allocations                           Series 2001-2                                                        Group 1 Total
----------------------                           -------------                                                        -------------

Investor Finance Charge Collections               4,212,217.65                                                        54,764,410.43

Investor Monthly Interest                         1,113,260.42                                                        15,956,239.58
Investor Default Amount                           1,279,327.89                                                        16,631,262.58
Investor Monthly Fees                               416,666.67                                                         5,416,666.67
Investor Additional Amounts                               0.00                                                                 0.00
Total                                             2,809,254.97                                                        38,004,168.83

Reallocated Investor Finance Charge Collections   4,212,217.65                                                        54,764,410.43
Available Excess                                  1,402,962.67                                                        16,760,241.60

2. Group 2 Allocations                           Series 1998-1    Series 1999-3                    Series 1999-5      Series 1999-6
----------------------                           -------------    -------------                    -------------      -------------

Investor Finance Charge Collections              16,848,870.59    16,848,870.59                     8,424,435.30               0.00

Investor Monthly Interest                         1,716,666.67     1,780,844.44                       934,177.78               0.00
Investor Default Amount                           5,117,311.56     5,117,311.56                     2,558,655.78               0.00
Investor Monthly Fees                             1,666,666.67     1,666,666.67                       833,333.33               0.00
Investor Additional Amounts                               0.00             0.00                             0.00               0.00
Total                                             8,500,644.90     8,564,822.67                     4,326,166.89               0.00

Reallocated Investor Finance Charge Collections  16,848,870.59    16,848,870.59                     8,424,435.30               0.00
Available Excess                                  8,348,225.70     8,284,047.92                     4,098,268.40               0.00

2. Group 2 Allocations                           Series 2000-2    Series 2000-3    Series 2000-4   Series 2000-5      Series 2001-1
----------------------                           -------------    -------------    -------------   -------------      -------------

Investor Finance Charge Collections               8,424,435.30    16,848,870.59    20,422,886.72   13,274,854.47      12,636,652.94

Investor Monthly Interest                           902,055.56     1,792,000.00     2,250,346.68    1,405,328.92       1,346,233.33
Investor Default Amount                           2,558,655.78     5,117,311.56     6,202,805.93    4,031,817.20       3,837,983.67
Investor Monthly Fees                               833,333.33     1,666,666.67     2,020,203.33    1,313,130.00       1,250,000.00
Investor Additional Amounts                               0.00             0.00             0.00            0.00               0.00
Total                                             4,294,044.67     8,575,978.23    10,473,355.94    6,750,276.12       6,434,217.00

Reallocated Investor Finance Charge Collections   8,424,435.30    16,848,870.59    20,422,886.72   13,274,854.47      12,636,652.94
Investment Funding Account Proceeds                                                     4,799.00
Available Excess                                  4,130,390.63     8,272,892.36     9,954,329.78    6,524,578.34       6,202,435.94





2. Group 2 Allocations                            Series 2001-3    Series 2001-4    Series 2001-5   Series 2001-6     Series 2001-7
-----------------------                           -------------    -------------    -------------   -------------     -------------
Investor Finance Charge Collections               12,636,652.94    12,215,431.18     8,424,435.30   11,794,209.42     10,951,765.89

Investor Monthly Interest                          1,332,266.67     1,293,980.00       917,444.44    1,242,733.33      1,154,428.89
Investor Default Amount                            3,837,983.67     3,710,050.88     2,558,655.78    3,582,118.09      3,326,252.52
Investor Monthly Fees                              1,250,000.00     1,208,333.33       833,333.33    1,166,666.67      1,083,333.33
Investor Additional Amounts                                0.00             0.00             0.00            0.00              0.00
Total                                              6,420,250.34     6,212,364.22     4,309,433.56    5,991,518.09      5,564,014.74

Reallocated Investor Finance Charge Collections   12,636,652.94    12,215,431.18     8,424,435.30   11,794,209.42     10,951,765.89
Investment Funding Account Proceeds
Available Excess                                   6,216,402.61     6,003,066.96     4,115,001.74    5,802,691.32      5,387,751.15

2. Group 2 Allocations                            Series 2002-1    Series 2002-2    Series 2002-3   Series 2002-4     Series 2002-5
----------------------                            -------------    -------------    -------------   -------------     -------------

Investor Finance Charge Collections               15,500,960.95    15,837,938.36    15,500,960.95    8,424,435.30     10,109,322.36

Investor Monthly Interest                          1,637,600.00     1,668,562.67     1,632,407.11      852,688.89      1,096,533.33
Investor Default Amount                            4,707,926.64     4,810,272.87     4,707,926.64    2,558,655.78      3,070,386.94
Investor Monthly Fees                              1,533,333.33     1,566,666.67     1,533,333.33      833,333.33      1,000,000.00
Investor Additional Amounts                                0.00             0.00             0.00            0.00              0.00
Total                                              7,878,859.97     8,045,502.20     7,873,667.08    4,244,678.00      5,166,920.27

Reallocated Investor Finance Charge Collections   15,500,960.95    15,837,938.36    15,500,960.95    8,424,435.30     10,109,322.36
Investment Funding Account Proceeds
Available Excess                                   7,622,100.98     7,792,436.16     7,627,293.86    4,179,757.29      4,942,402.09

2. Group 2 Allocations                            Series 2002-6                                                       Group 2 Total
----------------------                            -------------                                                       -------------

Investor Finance Charge Collections               12,131,186.83                                                      247,257,175.96

Investor Monthly Interest                          1,300,000.00                                                       26,256,298.71
Investor Default Amount                            3,684,464.32                                                       75,096,547.17
Investor Monthly Fees                              1,200,000.00                                                       24,458,333.33
Investor Additional Amounts                                0.00                                                                0.00
Total                                              6,184,464.32                                                      125,811,179.22

Reallocated Investor Finance Charge Collections   12,131,186.83                                                      247,257,175.96
Investment Funding Account Proceeds                                                                                        4,799.00
Available Excess                                   5,946,722.50                                                      121,450,795.74








D. Trust Performance
---------------------

Delinquencies:

31-60 Days Delinquent:                              257,588,207
61-90 Days Delinquent:                              150,087,293
90+ Days Delinquent:                                225,372,565
Total 30+ Days Delinquent:                          633,048,064





II. Series 1997-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series          Total Investor          Transferors
A. Investor/Transferor Allocations                    Allocations         Interest               Interest
----------------------------------                    -----------       --------------          -----------
Beginning Invested /Transferor Amount            1,106,941,967.16     1,000,000,000.00       106,941,967.16
Beginning Adjusted Invested Amount                            N/A     1,000,000,000.00                  N/A
Floating Allocation Percentage                                N/A             90.3390%              9.6610%
Principal Allocation Percentage                               N/A             90.3390%              9.6610%
Collections of Finance Chg. Receivables             18,650,721.96        16,854,451.59         1,801,851.37
Collections of Principal Receivables               211,996,200.82       191,515,189.70        20,481,011.13
Defaulted Amount                                     5,664,566.93         5,117,311.56           547,255.37

Ending Invested / Transferor Amounts             1,105,998,164.13     1,000,000,000.00       105,998,164.13


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                    Class A              Class B            Interest                 Total
--------------------------------------                    -------              -------           ----------                -----

Principal Funding Account                                    0.00                 0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                 0.00                 0.00                 0.00
Reserve Draw Amount                                          0.00                 0.00                 0.00                 0.00
Available Reserve Account Amount                             0.00                 0.00                 0.00                 0.00
Reserve Account Surplus                              4,325,000.00                 0.00                 0.00         4,325,000.00

Coupon  August 15, 2002 to September 15, 2002             6.4000%              6.5500%              2.1550%
Monthly Interest Due                                 4,613,333.33           327,500.00           143,666.67         5,084,500.00
Outstanding Monthly Interest Due                             0.00                 0.00                 0.00                 0.00
Additional Interest Due                                      0.00                 0.00                 0.00                 0.00
Total Interest Due                                   4,613,333.33           327,500.00           143,666.67         5,084,500.00
Investor Default Amount                              4,426,474.50           307,038.69           383,798.37         5,117,311.56
Investor Monthly Fees Due                            1,441,666.67           100,000.00           125,000.00         1,666,666.67
Investor Additional Amounts Due
Total Due                                           10,481,474.50           734,538.69           652,465.03        11,868,478.23

Reallocated Investor Finance Charge Collections                                                                    16,854,451.59
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                             5,581.00
Series Adjusted Portfolio Yield                                                                                         13.8195%
Base Rate                                                                                                                7.7006%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions              Class A              Class B            Interest                 Total
--------------------------------------------              -------              -------           ----------                -----

Beginning Certificates Balance                     865,000,000.00        60,000,000.00        75,000,000.00     1,000,000,000.00
Interest Distributions                               4,613,333.33           327,500.00           143,666.67         5,084,500.00
Principal Deposits - Prin. Funding Account         865,000,000.00        60,000,000.00                 0.00       925,000,000.00
Principal Distributions                            865,000,000.00        60,000,000.00        75,000,000.00     1,000,000,000.00
Total Distributions                                869,613,333.33        60,327,500.00        75,143,666.67     1,005,084,500.00
Ending Certificates Balance                                  0.00                 0.00                 0.00                 0.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                            $1,005.33

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $5.33

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                $1,000.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                        $1,005.46

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $5.46

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                $1,000.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                        $75,143,666.67

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $143,666.67

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                      $75,000,000.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $14,579,100.63

       a. Class A Monthly Interest:                             $4,613,333.33
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,426,474.50
       e. Excess Spread:                                        $5,539,292.79

   2.  Class B Available Funds:                                 $1,011,267.10

       a. Class B Monthly Interest:                               $327,500.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $683,767.10

   3.  Collateral Available Funds:                              $1,264,083.87

       a. Excess Spread:                                        $1,264,083.87

   4.  Total Excess Spread:                                     $7,487,143.76

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              90.3390%

   2.  Series 1997-1 Allocable Principal
       Collections:                                           $211,996,200.82

   3.  Principal Allocation Percentage of
       Series 1997-1 Allocable Principal Collections:         $191,515,189.70

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $191,515,189.70

   6.  Shared Principal Collections from other
       Series allocated to Series 1997-1:                     $803,367,498.74

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,117,311.56

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                              $1,000,000,000.00

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                                         N/A

   2.  Required Collateral Invested Amount                                N/A

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   4.  Treated as Shared Principal Collections:                           N/A

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                             $925,000,000.00

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:               $75,000,000.00

   3.  Principal Distribution:                              $1,000,000,000.00

   4.  Treated as Shared Principal Collections:                         $0.00

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1997-1

   1.  Excess Spread:                                           $7,487,143.76
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $307,038.69
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $143,666.67
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $383,798.37
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,985,973.36

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      7.7005%
       b. Prior Monthly Period                                        7.9481%
       c. Second Prior Monthly Period                                 8.7818%

   2.  Three Month Average Base Rate                                  8.1435%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.8195%
       b. Prior Monthly Period                                       13.5763%
       c. Second Prior Monthly Period                                13.4059%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.6006%



III. Series 1998-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series          Total Investor          Transferors
A. Investor/Transferor Allocations                    Allocations          Interest              Interest
----------------------------------                    -----------       --------------          -----------
Beginning Invested /Transferor Amount            1,106,941,967.16     1,000,000,000.00       106,941,967.16
Beginning Adjusted Invested Amount                            N/A     1,000,000,000.00                  N/A
Floating Allocation Percentage                                N/A             90.3390%              9.6610%
Principal Allocation Percentage                               N/A             90.3390%              9.6610%
Collections of Finance Chg. Receivables             18,650,721.96        16,848,870.59         1,801,851.37
Collections of Principal Receivables               211,996,200.82       191,515,189.70        20,481,011.13
Defaulted Amount                                     5,664,566.93         5,117,311.56           547,255.37

Ending Invested / Transferor Amounts             1,105,998,164.13     1,000,000,000.00       105,998,164.13


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                    Class A              Class B            Interest                 Total
--------------------------------------                    -------              -------           ----------                -----

Principal Funding Account                                    0.00                 0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                 0.00                 0.00                 0.00
Reserve Draw Amount                                          0.00                 0.00                 0.00                 0.00
Available Reserve Account Amount                             0.00                 0.00                 0.00                 0.00
Reserve Account Surplus                                      0.00                 0.00                 0.00                 0.00

Coupon  August 15, 2002 to September 15, 2002             1.8700%              2.0300%              2.3800%
Monthly Interest Due                                 1,371,333.33           144,355.56           200,977.78         1,716,666.67
Outstanding Monthly Interest Due                             0.00                 0.00                 0.00                 0.00
Additional Interest Due                                      0.00                 0.00                 0.00                 0.00
Total Interest Due                                   1,371,333.33           144,355.56           200,977.78         1,716,666.67
Investor Default Amount                              4,221,782.04           409,384.92           486,144.60         5,117,311.56
Investor Monthly Fees Due                            1,375,000.00           133,333.33           158,333.33         1,666,666.67
Investor Additional Amounts Due
Total Due                                            6,968,115.37           687,073.81           845,455.71         8,500,644.90

Reallocated Investor Finance Charge Collections                                                                    16,848,870.59
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         13.8130%
Base Rate                                                                                                                3.8591%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions              Class A              Class B            Interest                 Total
--------------------------------------------              -------              -------           ----------                -----

Beginning Certificates Balance                     825,000,000.00        80,000,000.00        95,000,000.00     1,000,000,000.00
Interest Distributions                               1,371,333.33           144,355.56           200,977.78         1,716,666.67
Principal Deposits - Prin. Funding Account                   0.00                 0.00                 0.00                 0.00
Principal Distributions                                      0.00                 0.00                 0.00                 0.00
Total Distributions                                  1,371,333.33           144,355.56           200,977.78         1,716,666.67
Ending Certificates Balance                        825,000,000.00        80,000,000.00        95,000,000.00     1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.66

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.66

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.80

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.80

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $200,977.78

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $200,977.78

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $13,900,318.24

       a. Class A Monthly Interest:                             $1,371,333.33
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,221,782.04
       e. Excess Spread:                                        $8,307,202.87

   2.  Class B Available Funds:                                 $1,347,909.65

       a. Class B Monthly Interest:                               $144,355.56
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,203,554.09

   3.  Collateral Available Funds:                              $1,600,642.71

       a. Excess Spread:                                        $1,600,642.71

   4.  Total Excess Spread:                                    $11,111,399.67

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              90.3390%

   2.  Series 1998-1 Allocable Principal
       Collections:                                           $211,996,200.82

   3.  Principal Allocation Percentage of
       Series 1998-1 Allocable Principal Collections:         $191,515,189.70

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $191,515,189.70

   6.  Shared Principal Collections from other
       Series allocated to Series 1998-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,117,311.56

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $196,632,501.26

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $95,000,000.00

   2.  Required Collateral Invested Amount                     $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $196,632,501.26

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1998-1

   1.  Excess Spread:                                          $11,111,399.67
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $409,384.92
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $200,977.78
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $486,144.60
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $8,348,225.70

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.8591%
       b. Prior Monthly Period                                        3.9800%
       c. Second Prior Monthly Period                                 4.1915%

   2.  Three Month Average Base Rate                                  4.0102%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.8130%
       b. Prior Monthly Period                                       13.5690%
       c. Second Prior Monthly Period                                13.3992%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.5937%



IV. Series 1999-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series         Total Investor          Transferors
A. Investor/Transferor Allocations                    Allocations          Interest               Interest
----------------------------------                    -----------       --------------          -----------
Beginning Invested /Transferor Amount            1,106,941,967.16     1,000,000,000.00       106,941,967.16
Beginning Adjusted Invested Amount                            N/A     1,000,000,000.00                  N/A
Floating Allocation Percentage                                N/A             90.3390%              9.6610%
Principal Allocation Percentage                               N/A             90.3390%              9.6610%
Collections of Finance Chg. Receivables             18,650,721.96        16,848,870.59         1,801,851.37
Collections of Principal Receivables               211,996,200.82       191,515,189.70        20,481,011.13
Defaulted Amount                                     5,664,566.93         5,117,311.56           547,255.37

Ending Invested / Transferor Amounts             1,105,998,164.13     1,000,000,000.00       105,998,164.13


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                    Class A              Class B            Interest                 Total
--------------------------------------                    -------              -------           ----------                -----

Principal Funding Account                                    0.00                 0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                 0.00                 0.00                 0.00
Reserve Draw Amount                                          0.00                 0.00                 0.00                 0.00
Available Reserve Account Amount                             0.00                 0.00                 0.00                 0.00
Reserve Account Surplus                                      0.00                 0.00                 0.00                 0.00

Coupon  August 15, 2002 to September 15, 2002             5.6000%              5.8500%              2.6300%
Monthly Interest Due                                 4,036,666.67           292,500.00           175,333.33         4,504,500.00
Outstanding Monthly Interest Due                             0.00                 0.00                 0.00                 0.00
Additional Interest Due                                      0.00                 0.00                 0.00                 0.00
Total Interest Due                                   4,036,666.67           292,500.00           175,333.33         4,504,500.00
Investor Default Amount                              4,426,474.50           307,038.69           383,798.37         5,117,311.56
Investor Monthly Fees Due                            1,441,666.67           100,000.00           125,000.00         1,666,666.67
Investor Additional Amounts Due
Total Due                                            9,904,807.83           699,538.69           684,131.70        11,288,478.23

Reallocated Investor Finance Charge Collections                                                                    16,848,870.59
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         13.8130%
Base Rate                                                                                                                7.0390%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions              Class A              Class B            Interest                 Total
--------------------------------------------              -------              -------           ----------                -----

Beginning Certificates Balance                     865,000,000.00        60,000,000.00        75,000,000.00     1,000,000,000.00
Interest Distributions                               4,036,666.67           292,500.00           175,333.33         4,504,500.00
Principal Deposits - Prin. Funding Account                   0.00                 0.00                 0.00                 0.00
Principal Distributions                                      0.00                 0.00                 0.00                 0.00
Total Distributions                                  4,036,666.67           292,500.00           175,333.33         4,504,500.00
Ending Certificates Balance                        865,000,000.00        60,000,000.00        75,000,000.00     1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $4.67

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $4.67

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $4.88

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $4.88

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the
       Class B Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $175,333.33

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $175,333.33

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $14,574,273.06

       a. Class A Monthly Interest:                             $4,036,666.67
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,426,474.50
       e. Excess Spread:                                        $6,111,131.90

   2.  Class B Available Funds:                                 $1,010,932.24

       a. Class B Monthly Interest:                               $292,500.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $718,432.24

   3.  Collateral Available Funds:                              $1,263,665.29

       a. Excess Spread:                                        $1,263,665.29

   4.  Total Excess Spread:                                     $8,093,229.43

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              90.3390%

   2.  Series 1999-1 Allocable Principal
       Collections:                                           $211,996,200.82

   3.  Principal Allocation Percentage of
       Series 1999-1 Allocable Principal Collections:         $191,515,189.70

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $191,515,189.70

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,117,311.56

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $196,632,501.26

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $75,000,000.00

   2.  Required Collateral Invested Amount                     $75,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $196,632,501.26

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-1

   1.  Excess Spread:                                           $8,093,229.43
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $307,038.69
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $175,333.33
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $383,798.37
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,560,392.36

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      7.0390%
       b. Prior Monthly Period                                        7.2641%
       c. Second Prior Monthly Period                                 8.0205%

   2.  Three Month Average Base Rate                                  7.4412%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.8130%
       b. Prior Monthly Period                                       13.5690%
       c. Second Prior Monthly Period                                13.3992%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.5937%



V. Series 1999-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series         Total Investor          Transferors
A. Investor/Transferor Allocations                    Allocations          Interest              Interest
----------------------------------                    -----------       --------------          -----------
Beginning Invested /Transferor Amount              553,470,983.58       500,000,000.00        53,470,983.58
Beginning Adjusted Invested Amount                            N/A       500,000,000.00                  N/A
Floating Allocation Percentage                                N/A             90.3390%              9.6610%
Principal Allocation Percentage                               N/A             90.3390%              9.6610%
Collections of Finance Chg. Receivables              9,325,360.98         8,424,435.30           900,925.68
Collections of Principal Receivables               105,998,100.41        95,757,594.85        10,240,505.56
Defaulted Amount                                     2,832,283.46         2,558,655.78           273,627.68

Ending Invested / Transferor Amounts               552,999,082.07       500,000,000.00        52,999,082.07


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                    Class A              Class B            Interest                 Total
--------------------------------------                    -------              -------           ----------                -----

Principal Funding Account                                    0.00                 0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                 0.00                 0.00                 0.00
Reserve Draw Amount                                          0.00                 0.00                 0.00                 0.00
Available Reserve Account Amount                             0.00                 0.00                 0.00                 0.00
Reserve Account Surplus                                      0.00                 0.00                 0.00                 0.00

Coupon  August 15, 2002 to September 15, 2002             5.9500%              6.1000%              2.6300%
Monthly Interest Due                                 2,144,479.17           152,500.00            87,666.67         2,384,645.83
Outstanding Monthly Interest Due                             0.00                 0.00                 0.00                 0.00
Additional Interest Due                                      0.00                 0.00                 0.00                 0.00
Total Interest Due                                   2,144,479.17           152,500.00            87,666.67         2,384,645.83
Investor Default Amount                              2,213,237.25           153,519.35           191,899.18         2,558,655.78
Investor Monthly Fees Due                              720,833.33            50,000.00            62,500.00           833,333.33
Investor Additional Amounts Due
Total Due                                            5,078,549.75           356,019.35           342,065.85         5,776,634.95

Reallocated Investor Finance Charge Collections                                                                     8,424,435.30
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         13.8130%
Base Rate                                                                                                                7.3410%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions              Class A              Class B            Interest                 Total
--------------------------------------------              -------              -------           ----------                -----

Beginning Certificates Balance                     432,500,000.00        30,000,000.00        37,500,000.00       500,000,000.00
Interest Distributions                               2,144,479.17           152,500.00            87,666.67         2,384,645.83
Principal Deposits - Prin. Funding Account                   0.00                 0.00                 0.00                 0.00
Principal Distributions                                      0.00                 0.00                 0.00                 0.00
Total Distributions                                  2,144,479.17           152,500.00            87,666.67         2,384,645.83
Ending Certificates Balance                        432,500,000.00        30,000,000.00        37,500,000.00       500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $4.96

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $4.96

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $5.08

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $5.08

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $87,666.67

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $87,666.67

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $7,287,136.53

       a. Class A Monthly Interest:                             $2,144,479.17
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,213,237.25
       e. Excess Spread:                                        $2,929,420.11

   2.  Class B Available Funds:                                   $505,466.12

       a. Class B Monthly Interest:                               $152,500.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $352,966.12

   3.  Collateral Available Funds:                                $631,832.65

       a. Excess Spread:                                          $631,832.65

   4.  Total Excess Spread:                                     $3,914,218.88

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              90.3390%

   2.  Series 1999-2 Allocable Principal
       Collections:                                            $105,998,100.41

   3.  Principal Allocation Percentage of
       Series 1999-2 Allocable Principal Collections:          $95,757,594.85

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $95,757,594.85

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,558,655.78

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $98,316,250.63

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $37,500,000.00

   2.  Required Collateral Invested Amount                     $37,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $98,316,250.63

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-2

   1.  Excess Spread:                                           $3,914,218.88
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $153,519.35
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $87,666.67
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $191,899.18
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $2,647,800.35

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      7.3410%
       b. Prior Monthly Period                                        7.5758%
       c. Second Prior Monthly Period                                 8.3657%

   2.  Three Month Average Base Rate                                  7.7609%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.8130%
       b. Prior Monthly Period                                       13.5690%
       c. Second Prior Monthly Period                                13.3992%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.5937%



VI. Series 1999-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series          Total Investor          Transferors
A. Investor/Transferor Allocations                    Allocations          Interest               Interest
----------------------------------                    -----------       --------------          -----------
Beginning Invested /Transferor Amount            1,106,941,967.16     1,000,000,000.00       106,941,967.16
Beginning Adjusted Invested Amount                            N/A     1,000,000,000.00                  N/A
Floating Allocation Percentage                                N/A             90.3390%              9.6610%
Principal Allocation Percentage                               N/A             90.3390%              9.6610%
Collections of Finance Chg. Receivables             18,650,721.96        16,848,870.59         1,801,851.37
Collections of Principal Receivables               211,996,200.82       191,515,189.70        20,481,011.13
Defaulted Amount                                     5,664,566.93         5,117,311.56           547,255.37

Ending Invested / Transferor Amounts             1,105,998,164.13     1,000,000,000.00       105,998,164.13


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                    Class A              Class B            Interest                 Total
--------------------------------------                    -------              -------           ----------                -----

Principal Funding Account                                    0.00                 0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                 0.00                 0.00                 0.00
Reserve Draw Amount                                          0.00                 0.00                 0.00                 0.00
Available Reserve Account Amount                             0.00                 0.00                 0.00                 0.00
Reserve Account Surplus                                      0.00                 0.00                 0.00                 0.00

Coupon  August 15, 2002 to September 15, 2002             1.9200%              2.1200%              2.6300%
Monthly Interest Due                                 1,408,000.00           150,755.56           222,088.89         1,780,844.44
Outstanding Monthly Interest Due                             0.00                 0.00                 0.00                 0.00
Additional Interest Due                                      0.00                 0.00                 0.00                 0.00
Total Interest Due                                   1,408,000.00           150,755.56           222,088.89         1,780,844.44
Investor Default Amount                              4,221,782.04           409,384.92           486,144.60         5,117,311.56
Investor Monthly Fees Due                            1,375,000.00           133,333.33           158,333.33         1,666,666.67
Investor Additional Amounts Due
Total Due                                            7,004,782.04           693,473.81           866,566.82         8,564,822.67

Reallocated Investor Finance Charge Collections                                                                    16,848,870.59
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         13.8130%
Base Rate                                                                                                                3.9323%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions              Class A              Class B            Interest                 Total
--------------------------------------------              -------              -------           ----------                -----

Beginning Certificates Balance                     825,000,000.00        80,000,000.00        95,000,000.00     1,000,000,000.00
Interest Distributions                               1,408,000.00           150,755.56           222,088.89         1,780,844.44
Principal Deposits - Prin. Funding Account                   0.00                 0.00                 0.00                 0.00
Principal Distributions                                      0.00                 0.00                 0.00                 0.00
Total Distributions                                  1,408,000.00           150,755.56           222,088.89         1,780,844.44
Ending Certificates Balance                        825,000,000.00        80,000,000.00        95,000,000.00     1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.71

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.71

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.88

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.88

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $222,088.89

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $222,088.89

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $13,900,318.24

       a. Class A Monthly Interest:                             $1,408,000.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,221,782.04
       e. Excess Spread:                                        $8,270,536.20

   2.  Class B Available Funds:                                 $1,347,909.65

       a. Class B Monthly Interest:                               $150,755.56
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,197,154.09

   3.  Collateral Available Funds:                              $1,600,642.71

       a. Excess Spread:                                        $1,600,642.71

   4.  Total Excess Spread:                                    $11,068,333.00

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              90.3390%

   2.  Series 1999-3 Allocable Principal
       Collections:                                           $211,996,200.82

   3.  Principal Allocation Percentage of
       Series 1999-3 Allocable Principal Collections:         $191,515,189.70

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $191,515,189.70

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,117,311.56

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $196,632,501.26

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $95,000,000.00

   2.  Required Collateral Invested Amount                     $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $196,632,501.26

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-3

   1.  Excess Spread:                                          $11,068,333.00
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $409,384.92
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $222,088.89
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $486,144.60
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $8,284,047.92

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.9323%
       b. Prior Monthly Period                                        4.0532%
       c. Second Prior Monthly Period                                 4.2647%

   2.  Three Month Average Base Rate                                  4.0834%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.8130%
       b. Prior Monthly Period                                       13.5690%
       c. Second Prior Monthly Period                                13.3992%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.5937%



VII. Series 1999-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series          Total Investor          Transferors
A. Investor/Transferor Allocations                    Allocations          Interest               Interest
----------------------------------                    -----------       --------------          -----------
Beginning Invested /Transferor Amount              553,470,983.58       500,000,000.00        53,470,983.58
Beginning Adjusted Invested Amount                            N/A       500,000,000.00                  N/A
Floating Allocation Percentage                                N/A             90.3390%              9.6610%
Principal Allocation Percentage                               N/A             90.3390%              9.6610%
Collections of Finance Chg. Receivables              9,325,360.98         8,424,435.30           900,925.68
Collections of Principal Receivables               105,998,100.41        95,757,594.85        10,240,505.56
Defaulted Amount                                     2,832,283.46         2,558,655.78           273,627.68

Ending Invested / Transferor Amounts               552,999,082.07       500,000,000.00        52,999,082.07


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                    Class A              Class B            Interest                 Total
--------------------------------------                    -------              -------           ----------                -----

Principal Funding Account                                    0.00                 0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                 0.00                 0.00                 0.00
Reserve Draw Amount                                          0.00                 0.00                 0.00                 0.00
Available Reserve Account Amount                             0.00                 0.00                 0.00                 0.00
Reserve Account Surplus                                      0.00                 0.00                 0.00                 0.00

Coupon  August 15, 2002 to September 15, 2002             2.0200%              2.2600%              2.6800%
Monthly Interest Due                                   740,666.67            80,355.56           113,155.56           934,177.78
Outstanding Monthly Interest Due                             0.00                 0.00                 0.00                 0.00
Additional Interest Due                                      0.00                 0.00                 0.00                 0.00
Total Interest Due                                     740,666.67            80,355.56           113,155.56           934,177.78
Investor Default Amount                              2,110,891.02           204,692.46           243,072.30         2,558,655.78
Investor Monthly Fees Due                              687,500.00            66,666.67            79,166.67           833,333.33
Investor Additional Amounts Due
Total Due                                            3,539,057.69           351,714.68           435,394.52         4,326,166.89

Reallocated Investor Finance Charge Collections                                                                     8,424,435.30
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         13.8130%
Base Rate                                                                                                                4.0321%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions              Class A              Class B            Interest                 Total
--------------------------------------------              -------              -------           ----------                -----

Beginning Certificates Balance                     412,500,000.00        40,000,000.00        47,500,000.00       500,000,000.00
Interest Distributions                                 740,666.67            80,355.56           113,155.56           934,177.78
Principal Deposits - Prin. Funding Account                   0.00                 0.00                 0.00                 0.00
Principal Distributions                                      0.00                 0.00                 0.00                 0.00
Total Distributions                                    740,666.67            80,355.56           113,155.56           934,177.78
Ending Certificates Balance                        412,500,000.00        40,000,000.00        47,500,000.00       500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.80

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.80

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $2.01

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $2.01

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $113,155.56

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $113,155.56

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $6,950,159.12

       a. Class A Monthly Interest:                               $740,666.67
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,110,891.02
       e. Excess Spread:                                        $4,098,601.43

   2.  Class B Available Funds:                                   $673,954.82

       a. Class B Monthly Interest:                                $80,355.56
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $593,599.27

   3.  Collateral Available Funds:                                $800,321.35

       a. Excess Spread:                                          $800,321.35

   4.  Total Excess Spread:                                     $5,492,522.06

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              90.3390%

   2.  Series 1999-5 Allocable Principal
       Collections:                                           $105,998,100.41

   3.  Principal Allocation Percentage of
       Series 1999-5 Allocable Principal Collections:          $95,757,594.85

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $95,757,594.85

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-5:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,558,655.78

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $98,316,250.63

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $98,316,250.63

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-5

   1.  Excess Spread:                                           $5,492,522.06
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $204,692.46
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $113,155.56
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $243,072.30
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,098,268.40

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.0321%
       b. Prior Monthly Period                                        4.1530%
       c. Second Prior Monthly Period                                 4.3645%

   2.  Three Month Average Base Rate                                  4.1832%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.8130%
       b. Prior Monthly Period                                       13.5690%
       c. Second Prior Monthly Period                                13.3992%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.5937%



VIII. Series 1999-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series         Total Investor          Transferors
A. Investor/Transferor Allocations                    Allocations          Interest              Interest
----------------------------------                    -----------        -------------          -----------
Beginning Invested /Transferor Amount                        0.00                 0.00                 0.00
Beginning Adjusted Invested Amount                            N/A                 0.00                  N/A
Floating Allocation Percentage                                N/A              0.0000%              0.0000%
Principal Allocation Percentage                               N/A              0.0000%              0.0000%
Collections of Finance Chg. Receivables                      0.00                 0.00                 0.00
Collections of Principal Receivables                         0.00                 0.00                 0.00
Defaulted Amount                                             0.00                 0.00                 0.00

Ending Invested / Transferor Amounts                         0.00                 0.00                 0.00


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                    Class A              Class B            Interest                 Total
--------------------------------------                    -------              -------           ----------                -----

Principal Funding Account                                    0.00                 0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                 0.00                 0.00                 0.00
Reserve Draw Amount                                          0.00                 0.00                 0.00                 0.00
Available Reserve Account Amount                             0.00                 0.00                 0.00                 0.00
Reserve Account Surplus                                      0.00                 0.00                 0.00                 0.00

Coupon  August 15, 2002 to September 15, 2002             0.0000%              0.0000%              0.0000%                0.00%
Monthly Interest Due                                         0.00                 0.00                 0.00                 0.00
Outstanding Monthly Interest Due                             0.00                 0.00                 0.00                 0.00
Additional Interest Due                                      0.00                 0.00                 0.00                 0.00
Total Interest Due                                           0.00                 0.00                 0.00                 0.00
Investor Default Amount                                      0.00                 0.00                 0.00                 0.00
Investor Monthly Fees Due                                    0.00                 0.00                 0.00                 0.00
Investor Additional Amounts Due
Total Due                                                    0.00                 0.00                 0.00                 0.00

Reallocated Investor Finance Charge Collections                                                                             0.00
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                          0.0000%
Base Rate                                                                                                                0.0000%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions              Class A              Class B            Interest                 Total
--------------------------------------------              -------              -------           ----------                -----

Beginning Certificates Balance                               0.00                 0.00                 0.00                 0.00
Interest Distributions                                       0.00                 0.00                 0.00                 0.00
Principal Deposits - Prin. Funding Account                   0.00                 0.00                 0.00                 0.00
Principal Distributions                                      0.00                 0.00                 0.00                 0.00
Total Distributions                                          0.00                 0.00                 0.00                 0.00
Ending Certificates Balance                                  0.00                 0.00                 0.00                 0.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $0.00

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $0.00

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $0.00

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $0.00

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                                 $0.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                                $0.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                         $0.00

       a. Class A Monthly Interest:                                     $0.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):                 $0.00
       e. Excess Spread:                                                $0.00

   2.  Class B Available Funds:                                         $0.00

       a. Class B Monthly Interest:                                     $0.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                                $0.00

   3.  Collateral Available Funds:                                      $0.00

       a. Excess Spread:                                                $0.00

   4.  Total Excess Spread:                                             $0.00

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                                 $0.00

   2.  Series 1999-6 Allocable Principal
       Collections:                                                     $0.00

   3.  Principal Allocation Percentage of
       Series 1999-6 Allocable Principal Collections:                   $0.00

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                             $0.00

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-6:                               $0.00

   7.  Other amounts Treated as Available Principal
       Collections:                                                     $0.00

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                          $0.00

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                                         N/A

   2.  Required Collateral Invested Amount                                N/A

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   4.  Treated as Shared Principal Collections:                           N/A

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                       $0.00

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   3.  Principal Distribution:                                          $0.00

   4.  Treated as Shared Principal Collections:                         $0.00

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-6

   1.  Excess Spread:                                                   $0.00
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                         $0.00
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                          $0.00
   9.  Applied to unpaid Monthly Servicing Fee:                         $0.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                                 $0.00
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                         $0.00

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                          N/A
       b. Prior Monthly Period                                            N/A
       c. Second Prior Monthly Period                                     N/A

   2.  Three Month Average Base Rate                                      N/A

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                          N/A
       b. Prior Monthly Period                                            N/A
       c. Second Prior Monthly Period                                     N/A

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                              N/A



IX. Series 2000-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series          Total Investor          Transferors
A. Investor/Transferor Allocations                    Allocations          Interest              Interest
----------------------------------                    -----------       --------------          -----------
Beginning Invested /Transferor Amount              553,470,983.58       500,000,000.00        53,470,983.58
Beginning Adjusted Invested Amount                            N/A       500,000,000.00                  N/A
Floating Allocation Percentage                                N/A             90.3390%              9.6610%
Principal Allocation Percentage                               N/A             90.3390%              9.6610%
Collections of Finance Chg. Receivables              9,325,360.98         8,424,435.30           900,925.68
Collections of Principal Receivables               105,998,100.41        95,757,594.85        10,240,505.56
Defaulted Amount                                     2,832,283.46         2,558,655.78           273,627.68

Ending Invested / Transferor Amounts               552,999,082.07       500,000,000.00        52,999,082.07


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                    Class A              Class B            Interest                 Total
--------------------------------------                    -------              -------           ----------                -----

Principal Funding Account                                    0.00                 0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                 0.00                 0.00                 0.00
Reserve Draw Amount                                          0.00                 0.00                 0.00                 0.00
Available Reserve Account Amount                             0.00                 0.00                 0.00                 0.00
Reserve Account Surplus                                      0.00                 0.00                 0.00                 0.00

Coupon  August 15, 2002 to September 15, 2002             7.2000%              7.4000%              2.6800%
Monthly Interest Due                                 2,595,000.00           185,000.00            89,333.33         2,869,333.33
Outstanding Monthly Interest Due                             0.00                 0.00                 0.00                 0.00
Additional Interest Due                                      0.00                 0.00                 0.00                 0.00
Total Interest Due                                   2,595,000.00           185,000.00            89,333.33         2,869,333.33
Investor Default Amount                              2,213,237.25           153,519.35           191,899.18         2,558,655.78
Investor Monthly Fees Due                              720,833.33            50,000.00            62,500.00           833,333.33
Investor Additional Amounts Due
Total Due                                            5,529,070.58           388,519.35           343,732.52         6,261,322.45

Reallocated Investor Finance Charge Collections                                                                     8,424,435.30
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         13.8130%
Base Rate                                                                                                                8.4467%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions              Class A              Class B            Interest                 Total
--------------------------------------------              -------              -------           ----------                -----

Beginning Certificates Balance                     432,500,000.00        30,000,000.00        37,500,000.00       500,000,000.00
Interest Distributions                               2,595,000.00           185,000.00            89,333.33         2,869,333.33
Principal Deposits - Prin. Funding Account                   0.00                 0.00                 0.00                 0.00
Principal Distributions                                      0.00                 0.00                 0.00                 0.00
Total Distributions                                  2,595,000.00           185,000.00            89,333.33         2,869,333.33
Ending Certificates Balance                        432,500,000.00        30,000,000.00        37,500,000.00       500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $6.00

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $6.00

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $6.17

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $6.17

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $89,333.33

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $89,333.33

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $7,287,136.53

       a. Class A Monthly Interest:                             $2,595,000.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,213,237.25
       e. Excess Spread:                                        $2,478,899.28

   2.  Class B Available Funds:                                   $505,466.12

       a. Class B Monthly Interest:                               $185,000.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $320,466.12

   3.  Collateral Available Funds:                                $631,832.65

       a. Excess Spread:                                          $631,832.65

   4.  Total Excess Spread:                                     $3,431,198.05

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              90.3390%

   2.  Series 2000-1 Allocable Principal
       Collections:                                           $105,998,100.41

   3.  Principal Allocation Percentage of
       Series 2000-1 Allocable Principal Collections:          $95,757,594.85

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $95,757,594.85

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,558,655.78

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $98,316,250.63

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $37,500,000.00

   2.  Required Collateral Invested Amount                     $37,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $98,316,250.63

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-1

   1.  Excess Spread:                                           $3,431,198.05
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $153,519.35
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $89,333.33
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $191,899.18
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $2,163,112.85

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      8.4467%
       b. Prior Monthly Period                                        8.7171%
       c. Second Prior Monthly Period                                 9.6288%

   2.  Three Month Average Base Rate                                  8.9309%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.8130%
       b. Prior Monthly Period                                       13.5690%
       c. Second Prior Monthly Period                                13.3992%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.5937%



X. Series 2000-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series         Total Investor          Transferors
A. Investor/Transferor Allocations                    Allocations          Interest              Interest
----------------------------------                    -----------       --------------          -----------
Beginning Invested /Transferor Amount              553,470,983.58       500,000,000.00        53,470,983.58
Beginning Adjusted Invested Amount                            N/A       500,000,000.00                  N/A
Floating Allocation Percentage                                N/A             90.3390%              9.6610%
Principal Allocation Percentage                               N/A             90.3390%              9.6610%
Collections of Finance Chg. Receivables              9,325,360.98         8,424,435.30           900,925.68
Collections of Principal Receivables               105,998,100.41        95,757,594.85        10,240,505.56
Defaulted Amount                                     2,832,283.46         2,558,655.78           273,627.68

Ending Invested / Transferor Amounts               552,999,082.07       500,000,000.00        52,999,082.07


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                    Class A              Class B            Interest                 Total
--------------------------------------                    -------              -------           ----------                -----

Principal Funding Account                                    0.00                 0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                 0.00                 0.00                 0.00
Reserve Draw Amount                                          0.00                 0.00                 0.00                 0.00
Available Reserve Account Amount                             0.00                 0.00                 0.00                 0.00
Reserve Account Surplus                                      0.00                 0.00                 0.00                 0.00

Coupon  August 15, 2002 to September 15, 2002             1.9450%              2.1300%              2.6800%
Monthly Interest Due                                   713,166.67            75,733.33           113,155.56           902,055.56
Outstanding Monthly Interest Due                             0.00                 0.00                 0.00                 0.00
Additional Interest Due                                      0.00                 0.00                 0.00                 0.00
Total Interest Due                                     713,166.67            75,733.33           113,155.56           902,055.56
Investor Default Amount                              2,110,891.02           204,692.46           243,072.30         2,558,655.78
Investor Monthly Fees Due                              687,500.00            66,666.67            79,166.67           833,333.33
Investor Additional Amounts Due
Total Due                                            3,511,557.69           347,092.46           435,394.52         4,294,044.67

Reallocated Investor Finance Charge Collections                                                                     8,424,435.30
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         13.8130%
Base Rate                                                                                                                3.9589%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions              Class A              Class B            Interest                 Total
--------------------------------------------              -------              -------           ----------                -----

Beginning Certificates Balance                     412,500,000.00        40,000,000.00        47,500,000.00       500,000,000.00
Interest Distributions                                 713,166.67            75,733.33           113,155.56           902,055.56
Principal Deposits - Prin. Funding Account                   0.00                 0.00                 0.00                 0.00
Principal Distributions                                      0.00                 0.00                 0.00                 0.00
Total Distributions                                    713,166.67            75,733.33           113,155.56           902,055.56
Ending Certificates Balance                        412,500,000.00        40,000,000.00        47,500,000.00       500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.73

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.73

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.89

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.89

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $113,155.56

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $113,155.56

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $6,950,159.12

       a. Class A Monthly Interest:                               $713,166.67
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,110,891.02
       e. Excess Spread:                                        $4,126,101.43

   2.  Class B Available Funds:                                   $673,954.82

       a. Class B Monthly Interest:                                $75,733.33
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $598,221.49

   3.  Collateral Available Funds:                                $800,321.35

       a. Excess Spread:                                          $800,321.35

   4.  Total Excess Spread:                                     $5,524,644.28

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              90.3390%

   2.  Series 2000-2 Allocable Principal
       Collections:                                           $105,998,100.41

   3.  Principal Allocation Percentage of
       Series 2000-2 Allocable Principal Collections:          $95,757,594.85

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $95,757,594.85

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,558,655.78

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $98,316,250.63

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $98,316,250.63

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-2

   1.  Excess Spread:                                           $5,524,644.28
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $204,692.46
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $113,155.56
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $243,072.30
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,130,390.63

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.9589%
       b. Prior Monthly Period                                        4.0797%
       c. Second Prior Monthly Period                                 4.2913%

   2.  Three Month Average Base Rate                                  4.1100%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.8130%
       b. Prior Monthly Period                                       13.5690%
       c. Second Prior Monthly Period                                13.3992%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.5937%



XI. Series 2000-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series         Total Investor          Transferors
A. Investor/Transferor Allocations                    Allocations          Interest              Interest
----------------------------------                    -----------       --------------          -----------
Beginning Invested /Transferor Amount            1,106,941,967.16     1,000,000,000.00       106,941,967.16
Beginning Adjusted Invested Amount                            N/A     1,000,000,000.00                  N/A
Floating Allocation Percentage                                N/A             90.3390%              9.6610%
Principal Allocation Percentage                               N/A             90.3390%              9.6610%
Collections of Finance Chg. Receivables             18,650,721.96        16,848,870.59         1,801,851.37
Collections of Principal Receivables               211,996,200.82       191,515,189.70        20,481,011.13
Defaulted Amount                                     5,664,566.93         5,117,311.56           547,255.37

Ending Invested / Transferor Amounts             1,105,998,164.13     1,000,000,000.00       105,998,164.13


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                    Class A              Class B            Interest                 Total
--------------------------------------                    -------              -------           ----------                -----

Principal Funding Account                                    0.00                 0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                 0.00                 0.00                 0.00
Reserve Draw Amount                                          0.00                 0.00                 0.00                 0.00
Available Reserve Account Amount                             0.00                 0.00                 0.00                 0.00
Reserve Account Surplus                                      0.00                 0.00                 0.00                 0.00

Coupon  August 15, 2002 to September 15, 2002             1.9400%              2.1300%              2.5800%
Monthly Interest Due                                 1,422,666.67           151,466.67           217,866.67         1,792,000.00
Outstanding Monthly Interest Due                             0.00                 0.00                 0.00                 0.00
Additional Interest Due                                      0.00                 0.00                 0.00                 0.00
Total Interest Due                                   1,422,666.67           151,466.67           217,866.67         1,792,000.00
Investor Default Amount                              4,221,782.04           409,384.92           486,144.60         5,117,311.56
Investor Monthly Fees Due                            1,375,000.00           133,333.33           158,333.33         1,666,666.67
Investor Additional Amounts Due
Total Due                                            7,019,448.71           694,184.92           862,344.60         8,575,978.23

Reallocated Investor Finance Charge Collections                                                                    16,848,870.59
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         13.8130%
Base Rate                                                                                                                3.9450%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions              Class A              Class B            Interest                 Total
--------------------------------------------              -------              -------           ----------                -----

Beginning Certificates Balance                     825,000,000.00        80,000,000.00        95,000,000.00     1,000,000,000.00
Interest Distributions                               1,422,666.67           151,466.67           217,866.67         1,792,000.00
Principal Deposits - Prin. Funding Account                   0.00                 0.00                 0.00                 0.00
Principal Distributions                                      0.00                 0.00                 0.00                 0.00
Total Distributions                                  1,422,666.67           151,466.67           217,866.67         1,792,000.00
Ending Certificates Balance                        825,000,000.00        80,000,000.00        95,000,000.00     1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.72

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.72

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.89

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.89

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $217,866.67

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $217,866.67

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $13,900,318.24

       a. Class A Monthly Interest:                             $1,422,666.67
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,221,782.04
       e. Excess Spread:                                        $8,255,869.53

   2.  Class B Available Funds:                                 $1,347,909.65

       a. Class B Monthly Interest:                               $151,466.67
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,196,442.98

   3.  Collateral Available Funds:                              $1,600,642.71

       a. Excess Spread:                                        $1,600,642.71

   4.  Total Excess Spread:                                    $11,052,955.22

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              90.3390%

   2.  Series 2000-3 Allocable Principal
       Collections:                                           $211,996,200.82

   3.  Principal Allocation Percentage of
       Series 2000-3 Allocable Principal Collections:         $191,515,189.70

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $191,515,189.70

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,117,311.56

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $196,632,501.26

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $95,000,000.00

   2.  Required Collateral Invested Amount                     $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $196,632,501.26

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-3

   1.  Excess Spread:                                          $11,052,955.22
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $409,384.92
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $217,866.67
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $486,144.60
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $8,272,892.36

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.9450%
       b. Prior Monthly Period                                        4.0659%
       c. Second Prior Monthly Period                                 4.2775%

   2.  Three Month Average Base Rate                                  4.0961%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.8130%
       b. Prior Monthly Period                                       13.5690%
       c. Second Prior Monthly Period                                13.3992%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.5937%



XII. Series 2000-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series          Total Investor          Transferors
A. Investor/Transferor Allocations                    Allocations          Interest               Interest
----------------------------------                    -----------       --------------          -----------
Beginning Invested /Transferor Amount            1,341,748,711.12     1,212,122,000.00       129,626,711.12
Beginning Adjusted Invested Amount                            N/A     1,212,122,000.00                  N/A
Floating Allocation Percentage                                N/A             90.3390%              9.6610%
Principal Allocation Percentage                               N/A             90.3390%              9.6610%
Collections of Finance Chg. Receivables             22,606,950.40        20,427,685.72         2,184,063.68
Collections of Principal Receivables               256,965,258.93       232,139,774.76        24,825,484.17
Defaulted Amount                                     6,866,146.19         6,202,805.93           663,340.27

Ending Invested / Transferor Amounts             1,340,604,706.71     1,212,122,000.00       128,482,706.71


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                    Class A              Class B            Interest                 Total
--------------------------------------                    -------              -------           ----------                -----

Principal Funding Account                                    0.00                 0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                 0.00                 0.00                 0.00
Reserve Draw Amount                                          0.00                 0.00                 0.00                 0.00
Available Reserve Account Amount                             0.00                 0.00                 0.00                 0.00
Reserve Account Surplus                                      0.00                 0.00                 0.00                 0.00

Coupon  August 15, 2002 to September 15, 2002             2.0119%              2.2369%              2.6300%
Monthly Interest Due                                 1,788,337.78           192,809.11           269,199.79         2,250,346.68
Outstanding Monthly Interest Due                             0.00                 0.00                 0.00                 0.00
Additional Interest Due                                      0.00                 0.00                 0.00                 0.00
Total Interest Due                                   1,788,337.78           192,809.11           269,199.79         2,250,346.68
Investor Default Amount                              5,117,311.56           496,225.70           589,268.66         6,202,805.93
Investor Monthly Fees Due                            1,666,666.67           161,616.67           191,920.00         2,020,203.33
Investor Additional Amounts Due
Total Due                                            8,572,316.01           850,651.48         1,050,388.45        10,473,355.94

Reallocated Investor Finance Charge Collections                                                                    20,422,886.72
Interest and Principal Funding Investment Proceeds                                                                      4,799.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         13.8176%
Base Rate                                                                                                                4.0187%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions              Class A              Class B            Interest                 Total
--------------------------------------------              -------              -------           ----------                -----

Beginning Certificates Balance                   1,000,000,000.00        96,970,000.00       115,152,000.00     1,212,122,000.00
Interest Distributions                               1,788,337.78           192,809.11           269,199.79         2,250,346.68
Interest Deposits - Interest Funding Account        (1,788,337.78)         (192,809.11)                0.00        (1,981,146.89)
Interest Funding Account Distributions               5,085,585.56           548,300.92                 0.00         5,633,886.47
Principal Deposits - Prin. Funding Account                   0.00                 0.00                 0.00                 0.00
Principal Distributions                                      0.00                 0.00                 0.00                 0.00
Total Distributions                                  5,085,585.56           548,300.92           269,199.79         5,903,086.26
Ending Interest Funding Account Balance                      0.00                 0.00                 0.00                 0.00
Ending Certificates Balance                      1,000,000,000.00        96,970,000.00       115,152,000.00     1,212,122,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.79

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.79

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.99

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.99

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $269,199.79

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $269,199.79

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds (Includes Int. Income from IFA):$16,853,669.59

       a. Class A Monthly Interest:                             $1,788,337.78
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $5,117,311.56
       e. Excess Spread:                                        $9,948,020.25

   2.  Class B Available Funds:                                 $1,633,834.98

       a. Class B Monthly Interest:                               $192,809.11
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,441,025.87

   3.  Collateral Available Funds:                              $1,940,181.15

       a. Excess Spread:                                        $1,940,181.15

   4.  Total Excess Spread:                                    $13,329,227.27

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              90.3390%

   2.  Series 2000-4 Allocable Principal
       Collections:                                           $256,965,258.93

   3.  Principal Allocation Percentage of
       Series 2000-4 Allocable Principal Collections:         $232,139,774.76

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $232,139,774.76

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-4:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $6,202,805.93

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $238,342,580.69

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                             $115,152,000.00

   2.  Required Collateral Invested Amount                    $115,152,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $238,342,580.69

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-4

   1.  Excess Spread:                                          $13,329,227.27
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $496,225.70
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $269,199.79
   9.  Applied to unpaid Monthly Servicing Fee:                 $2,020,203.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $589,268.66
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $9,954,329.78

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.0187%
       b. Prior Monthly Period                                        4.0856%
       c. Second Prior Monthly Period                                 4.2960%

   2.  Three Month Average Base Rate                                  4.1334%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.8176%
       b. Prior Monthly Period                                       13.5717%
       c. Second Prior Monthly Period                                13.3992%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.5961%



XIII. Series 2000-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series          Total Investor          Transferors
A. Investor/Transferor Allocations                    Allocations          Interest              Interest
----------------------------------                    -----------       --------------          -----------
Beginning Invested /Transferor Amount              872,135,223.20       787,878,000.00        84,257,223.20
Beginning Adjusted Invested Amount                            N/A       787,878,000.00                  N/A
Floating Allocation Percentage                                N/A             90.3390%              9.6610%
Principal Allocation Percentage                               N/A             90.3390%              9.6610%
Collections of Finance Chg. Receivables             14,694,493.52        13,274,854.47         1,419,639.05
Collections of Principal Receivables               167,027,142.71       150,890,604.63        16,136,538.08
Defaulted Amount                                     4,462,987.66         4,031,817.20           431,170.46

Ending Invested / Transferor Amounts               871,391,621.56       787,878,000.00        83,513,621.56


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                    Class A              Class B            Interest                 Total
--------------------------------------                    -------              -------           ----------                -----

Principal Funding Account                                    0.00                 0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                 0.00                 0.00                 0.00
Reserve Draw Amount                                          0.00                 0.00                 0.00                 0.00
Available Reserve Account Amount                             0.00                 0.00                 0.00                 0.00
Reserve Account Surplus                                      0.00                 0.00                 0.00                 0.00

Coupon  August 15, 2002 to September 15, 2002             1.9200%              2.1600%              2.6300%
Monthly Interest Due                                 1,109,333.33           121,017.60           174,977.99         1,405,328.92
Outstanding Monthly Interest Due                             0.00                 0.00                 0.00                 0.00
Additional Interest Due                                      0.00                 0.00                 0.00                 0.00
Total Interest Due                                   1,109,333.33           121,017.60           174,977.99         1,405,328.92
Investor Default Amount                              3,326,252.52           322,544.15           383,020.54         4,031,817.20
Investor Monthly Fees Due                            1,083,333.33           105,050.00           124,746.67         1,313,130.00
Investor Additional Amounts Due
Total Due                                            5,518,919.18           548,611.75           682,745.19         6,750,276.12

Reallocated Investor Finance Charge Collections                                                                    13,274,854.47
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         13.8130%
Base Rate                                                                                                                3.9356%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions              Class A              Class B            Interest                 Total
--------------------------------------------              -------              -------           ----------                -----

Beginning Certificates Balance                     650,000,000.00        63,030,000.00        74,848,000.00       787,878,000.00
Interest Distributions                               1,109,333.33           121,017.60           174,977.99         1,405,328.92
Principal Deposits - Prin. Funding Account                   0.00                 0.00                 0.00                 0.00
Principal Distributions                                      0.00                 0.00                 0.00                 0.00
Total Distributions                                  1,109,333.33           121,017.60           174,977.99         1,405,328.92
Ending Certificates Balance                        650,000,000.00        63,030,000.00        74,848,000.00       787,878,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.71

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.71

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.92

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.92

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $174,977.99

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $174,977.99

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $10,951,765.89

       a. Class A Monthly Interest:                             $1,109,333.33
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,326,252.52
       e. Excess Spread:                                        $6,516,180.04

   2.  Class B Available Funds:                                 $1,061,984.31

       a. Class B Monthly Interest:                               $121,017.60
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $940,966.71

   3.  Collateral Available Funds:                              $1,261,104.27

       a. Excess Spread:                                        $1,261,104.27

   4.  Total Excess Spread:                                     $8,718,251.02

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              90.3390%

   2.  Series 2000-5 Allocable Principal
       Collections:                                           $167,027,142.71

   3.  Principal Allocation Percentage of
       Series 2000-5 Allocable Principal Collections:         $150,890,604.63

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $150,890,604.63

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-5:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,031,817.20

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $154,922,421.83

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $74,848,000.00

   2.  Required Collateral Invested Amount                     $74,848,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $154,922,421.83

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-5

   1.  Excess Spread:                                           $8,718,251.02
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $322,544.15
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $174,977.99
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,313,130.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $383,020.54
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $6,524,578.34

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.9356%
       b. Prior Monthly Period                                        4.0565%
       c. Second Prior Monthly Period                                 4.2680%

   2.  Three Month Average Base Rate                                  4.0867%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.8130%
       b. Prior Monthly Period                                       13.5690%
       c. Second Prior Monthly Period                                13.3992%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.5937%



XIV. Series 2001-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series          Total Investor          Transferors
A. Investor/Transferor Allocations                    Allocations          Interest               Interest
----------------------------------                    -----------       --------------          -----------
Beginning Invested /Transferor Amount              830,206,475.37       750,000,000.00        80,206,475.37
Beginning Adjusted Invested Amount                            N/A       750,000,000.00                  N/A
Floating Allocation Percentage                                N/A             90.3390%              9.6610%
Principal Allocation Percentage                               N/A             90.3390%              9.6610%
Collections of Finance Chg. Receivables             13,988,041.47        12,636,652.94         1,351,388.52
Collections of Principal Receivables               158,997,150.62       143,636,392.27        15,360,758.35
Defaulted Amount                                     4,248,425.20         3,837,983.67           410,441.52

Ending Invested / Transferor Amounts               829,498,623.10       750,000,000.00        79,498,623.10


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                    Class A              Class B            Interest                 Total
--------------------------------------                    -------              -------           ----------                -----

Principal Funding Account                                    0.00                 0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                 0.00                 0.00                 0.00
Reserve Draw Amount                                          0.00                 0.00                 0.00                 0.00
Available Reserve Account Amount                             0.00                 0.00                 0.00                 0.00
Reserve Account Surplus                                      0.00                 0.00                 0.00                 0.00

Coupon  August 15, 2002 to September 15, 2002             1.9200%              2.2000%              2.7300%
Monthly Interest Due                                 1,056,000.00           117,333.33           172,900.00         1,346,233.33
Outstanding Monthly Interest Due                             0.00                 0.00                 0.00                 0.00
Additional Interest Due                                      0.00                 0.00                 0.00                 0.00
Total Interest Due                                   1,056,000.00           117,333.33           172,900.00         1,346,233.33
Investor Default Amount                              3,166,336.53           307,038.69           364,608.45         3,837,983.67
Investor Monthly Fees Due                            1,031,250.00           100,000.00           118,750.00         1,250,000.00
Investor Additional Amounts Due
Total Due                                            5,253,586.53           524,372.03           656,258.45         6,434,217.00

Reallocated Investor Finance Charge Collections                                                                    12,636,652.94
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         13.8130%
Base Rate                                                                                                                3.9484%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions              Class A              Class B            Interest                 Total
--------------------------------------------              -------              -------           ----------                -----

Beginning Certificates Balance                     618,750,000.00        60,000,000.00        71,250,000.00       750,000,000.00
Interest Distributions                               1,056,000.00           117,333.33           172,900.00         1,346,233.33
Principal Deposits - Prin. Funding Account                   0.00                 0.00                 0.00                 0.00
Principal Distributions                                      0.00                 0.00                 0.00                 0.00
Total Distributions                                  1,056,000.00           117,333.33           172,900.00         1,346,233.33
Ending Certificates Balance                        618,750,000.00        60,000,000.00        71,250,000.00       750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.71

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.71

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.96

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.96

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $172,900.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $172,900.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $10,425,238.68

       a. Class A Monthly Interest:                             $1,056,000.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,166,336.53
       e. Excess Spread:                                        $6,202,902.15

   2.  Class B Available Funds:                                 $1,010,932.24

       a. Class B Monthly Interest:                               $117,333.33
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $893,598.90

   3.  Collateral Available Funds:                              $1,200,482.03

       a. Excess Spread:                                        $1,200,482.03

   4.  Total Excess Spread:                                     $8,296,983.08

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              90.3390%

   2.  Series 2001-1 Allocable Principal
       Collections:                                           $158,997,150.62

   3.  Principal Allocation Percentage of
       Series 2001-1 Allocable Principal Collections:         $143,636,392.27

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $143,636,392.27

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,837,983.67

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $147,474,375.94

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $71,250,000.00

   2.  Required Collateral Invested Amount                     $71,250,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $147,474,375.94

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-1

   1.  Excess Spread:                                           $8,296,983.08
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $307,038.69
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $172,900.00
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,250,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $364,608.45
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $6,202,435.94

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.9484%
       b. Prior Monthly Period                                        4.0693%
       c. Second Prior Monthly Period                                 4.2808%

   2.  Three Month Average Base Rate                                  4.0995%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.8130%
       b. Prior Monthly Period                                       13.5690%
       c. Second Prior Monthly Period                                13.3992%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.5937%



XV. Series 2001-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series          Total Investor          Transferors
A. Investor/Transferor Allocations                    Allocations         Interest               Interest
----------------------------------                    -----------       --------------          -----------
Beginning Invested /Transferor Amount              276,735,491.79       250,000,000.00        26,735,491.79
Beginning Adjusted Invested Amount                            N/A       250,000,000.00                  N/A
Floating Allocation Percentage                                N/A             90.3390%              9.6610%
Principal Allocation Percentage                               N/A             90.3390%              9.6610%
Collections of Finance Chg. Receivables              4,662,680.49         4,212,217.65           450,462.84
Collections of Principal Receivables                52,999,050.21        47,878,797.42         5,120,252.78
Defaulted Amount                                     1,416,141.73         1,279,327.89           136,813.84

Ending Invested / Transferor Amounts               276,499,541.03       250,000,000.00        26,499,541.03


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                    Class A              Class B            Interest                 Total
--------------------------------------                    -------              -------           ----------                -----

Principal Funding Account                                    0.00                 0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                 0.00                 0.00                 0.00
Reserve Draw Amount                                          0.00                 0.00                 0.00                 0.00
Available Reserve Account Amount                             0.00                 0.00                 0.00                 0.00
Reserve Account Surplus                                      0.00                 0.00                 0.00                 0.00

Coupon  August 15, 2002 to September 15, 2002             5.5300%              5.8300%              2.6300%
Monthly Interest Due                                   996,552.08            72,875.00            43,833.33         1,113,260.42
Outstanding Monthly Interest Due                             0.00                 0.00                 0.00                 0.00
Additional Interest Due                                      0.00                 0.00                 0.00                 0.00
Total Interest Due                                     996,552.08            72,875.00            43,833.33         1,113,260.42
Investor Default Amount                              1,106,618.63            76,759.67            95,949.59         1,279,327.89
Investor Monthly Fees Due                              360,416.67            25,000.00            31,250.00           416,666.67
Investor Additional Amounts Due
Total Due                                            2,463,587.38           174,634.67           171,032.93         2,809,254.97

Reallocated Investor Finance Charge Collections                                                                     4,212,217.65
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         13.8130%
Base Rate                                                                                                                6.9803%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions              Class A              Class B            Interest                 Total
--------------------------------------------              -------              -------           ----------                -----

Beginning Certificates Balance                     216,250,000.00        15,000,000.00        18,750,000.00       250,000,000.00
Interest Distributions                                 996,552.08            72,875.00            43,833.33         1,113,260.42
Principal Deposits - Prin. Funding Account                   0.00                 0.00                 0.00                 0.00
Principal Distributions                                      0.00                 0.00                 0.00                 0.00
Total Distributions                                    996,552.08            72,875.00            43,833.33         1,113,260.42
Ending Certificates Balance                        216,250,000.00        15,000,000.00        18,750,000.00       250,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $4.61

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $4.61

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $4.86

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $4.86

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $43,833.33

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $43,833.33

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $3,643,568.27

       a. Class A Monthly Interest:                               $996,552.08
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $1,106,618.63
       e. Excess Spread:                                        $1,540,397.56

   2.  Class B Available Funds:                                   $252,733.06

       a. Class B Monthly Interest:                                $72,875.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $179,858.06

   3.  Collateral Available Funds:                                $315,916.32

       a. Excess Spread:                                          $315,916.32

   4.  Total Excess Spread:                                     $2,036,171.94

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              90.3390%

   2.  Series 2001-2 Allocable Principal
       Collections:                                            $52,999,050.21

   3.  Principal Allocation Percentage of
       Series 2001-2 Allocable Principal Collections:          $47,878,797.42

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $47,878,797.42

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $1,279,327.89

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $49,158,125.31

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $18,750,000.00

   2.  Required Collateral Invested Amount                     $18,750,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $49,158,125.31

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-2

   1.  Excess Spread:                                           $2,036,171.94
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                    $76,759.67
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $43,833.33
   9.  Applied to unpaid Monthly Servicing Fee:                   $416,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $95,949.59
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $1,402,962.67

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      6.9803%
       b. Prior Monthly Period                                        7.2035%
       c. Second Prior Monthly Period                                 7.9535%

   2.  Three Month Average Base Rate                                  7.3791%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.8130%
       b. Prior Monthly Period                                       13.5690%
       c. Second Prior Monthly Period                                13.3992%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.5937%



XVI. Series 2001-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series          Total Investor          Transferors
A. Investor/Transferor Allocations                    Allocations          Interest               Interest
----------------------------------                    -----------       --------------          -----------
Beginning Invested /Transferor Amount              830,206,475.37       750,000,000.00        80,206,475.37
Beginning Adjusted Invested Amount                            N/A       750,000,000.00                  N/A
Floating Allocation Percentage                                N/A             90.3390%              9.6610%
Principal Allocation Percentage                               N/A             90.3390%              9.6610%
Collections of Finance Chg. Receivables             13,988,041.47        12,636,652.94         1,351,388.52
Collections of Principal Receivables               158,997,150.62       143,636,392.27        15,360,758.35
Defaulted Amount                                     4,248,425.20         3,837,983.67           410,441.52

Ending Invested / Transferor Amounts               829,498,623.10       750,000,000.00        79,498,623.10


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                    Class A              Class B            Interest                 Total
--------------------------------------                    -------              -------           ----------                -----

Principal Funding Account                                    0.00                 0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                 0.00                 0.00                 0.00
Reserve Draw Amount                                          0.00                 0.00                 0.00                 0.00
Available Reserve Account Amount                             0.00                 0.00                 0.00                 0.00
Reserve Account Surplus                                      0.00                 0.00                 0.00                 0.00

Coupon  August 15, 2002 to September 15, 2002             1.9100%              2.1600%              2.6300%
Monthly Interest Due                                 1,050,500.00           115,200.00           166,566.67         1,332,266.67
Outstanding Monthly Interest Due                             0.00                 0.00                 0.00                 0.00
Additional Interest Due                                      0.00                 0.00                 0.00                 0.00
Total Interest Due                                   1,050,500.00           115,200.00           166,566.67         1,332,266.67
Investor Default Amount                              3,166,336.53           307,038.69           364,608.45         3,837,983.67
Investor Monthly Fees Due                            1,031,250.00           100,000.00           118,750.00         1,250,000.00
Investor Additional Amounts Due
Total Due                                            5,248,086.53           522,238.69           649,925.12         6,420,250.34

Reallocated Investor Finance Charge Collections                                                                    12,636,652.94
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         13.8130%
Base Rate                                                                                                                3.9272%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions              Class A              Class B            Interest                 Total
--------------------------------------------              -------              -------           ----------                -----

Beginning Certificates Balance                     618,750,000.00        60,000,000.00        71,250,000.00       750,000,000.00
Interest Distributions                               1,050,500.00           115,200.00           166,566.67         1,332,266.67
Principal Deposits - Prin. Funding Account                   0.00                 0.00                 0.00                 0.00
Principal Distributions                                      0.00                 0.00                 0.00                 0.00
Total Distributions                                  1,050,500.00           115,200.00           166,566.67         1,332,266.67
Ending Certificates Balance                        618,750,000.00        60,000,000.00        71,250,000.00       750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.70

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.70

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.92

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.92

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $166,566.67

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $166,566.67

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $10,425,238.68

       a. Class A Monthly Interest:                             $1,050,500.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,166,336.53
       e. Excess Spread:                                        $6,208,402.15

   2.  Class B Available Funds:                                 $1,010,932.24

       a. Class B Monthly Interest:                               $115,200.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $895,732.24

   3.  Collateral Available Funds:                              $1,200,482.03

       a. Excess Spread:                                        $1,200,482.03

   4.  Total Excess Spread:                                     $8,304,616.42

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              90.3390%

   2.  Series 2001-3 Allocable Principal
       Collections:                                           $158,997,150.62

   3.  Principal Allocation Percentage of
       Series 2001-3 Allocable Principal Collections:         $143,636,392.27

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $143,636,392.27

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,837,983.67

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $147,474,375.94

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $71,250,000.00

   2.  Required Collateral Invested Amount                     $71,250,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $147,474,375.94

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-3

   1.  Excess Spread:                                           $8,304,616.42
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $307,038.69
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $166,566.67
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,250,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $364,608.45
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $6,216,402.61

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.9272%
       b. Prior Monthly Period                                        4.0481%
       c. Second Prior Monthly Period                                 4.2596%

   2.  Three Month Average Base Rate                                  4.0783%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.8130%
       b. Prior Monthly Period                                       13.5690%
       c. Second Prior Monthly Period                                13.3992%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.5937%



XVII. Series 2001-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series          Total Investor          Transferors
A. Investor/Transferor Allocations                    Allocations          Interest              Interest
----------------------------------                    -----------       --------------          -----------
Beginning Invested /Transferor Amount              802,532,926.19       725,000,000.00        77,532,926.19
Beginning Adjusted Invested Amount                            N/A       725,000,000.00                  N/A
Floating Allocation Percentage                                N/A             90.3390%              9.6610%
Principal Allocation Percentage                               N/A             90.3390%              9.6610%
Collections of Finance Chg. Receivables             13,521,773.42        12,215,431.18         1,306,342.24
Collections of Principal Receivables               153,697,245.60       138,848,512.53        14,848,733.07
Defaulted Amount                                     4,106,811.02         3,710,050.88           396,760.14

Ending Invested / Transferor Amounts               801,848,669.00       725,000,000.00        76,848,669.00


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                    Class A              Class B            Interest                 Total
--------------------------------------                    -------              -------           ----------                -----

Principal Funding Account                                    0.00                 0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                 0.00                 0.00                 0.00
Reserve Draw Amount                                          0.00                 0.00                 0.00                 0.00
Available Reserve Account Amount                             0.00                 0.00                 0.00                 0.00
Reserve Account Surplus                                      0.00                 0.00                 0.00                 0.00

Coupon  August 15, 2002 to September 15, 2002             1.9100%              2.1600%              2.7300%
Monthly Interest Due                                 1,015,483.33           111,360.00           167,136.67         1,293,980.00
Outstanding Monthly Interest Due                             0.00                 0.00                 0.00                 0.00
Additional Interest Due                                      0.00                 0.00                 0.00                 0.00
Total Interest Due                                   1,015,483.33           111,360.00           167,136.67         1,293,980.00
Investor Default Amount                              3,060,791.98           296,804.07           352,454.83         3,710,050.88
Investor Monthly Fees Due                              996,875.00            96,666.67           114,791.67         1,208,333.33
Investor Additional Amounts Due
Total Due                                            5,073,150.31           504,830.74           634,383.17         6,212,364.22

Reallocated Investor Finance Charge Collections                                                                    12,215,431.18
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         13.8130%
Base Rate                                                                                                                3.9368%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions              Class A              Class B            Interest                 Total
--------------------------------------------              -------              -------           ----------                -----

Beginning Certificates Balance                     598,125,000.00        58,000,000.00        68,875,000.00       725,000,000.00
Interest Distributions                               1,015,483.33           111,360.00           167,136.67         1,293,980.00
Principal Deposits - Prin. Funding Account                   0.00                 0.00                 0.00                 0.00
Principal Distributions                                      0.00                 0.00                 0.00                 0.00
Total Distributions                                  1,015,483.33           111,360.00           167,136.67         1,293,980.00
Ending Certificates Balance                        598,125,000.00        58,000,000.00        68,875,000.00       725,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.70

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.70

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.92

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.92

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amunt:                                     $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $167,136.67

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $167,136.67

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $10,077,730.72

       a. Class A Monthly Interest:                             $1,015,483.33
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,060,791.98
       e. Excess Spread:                                        $6,001,455.41

   2.  Class B Available Funds:                                   $977,234.49

       a. Class B Monthly Interest:                               $111,360.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $865,874.49

   3.  Collateral Available Funds:                              $1,160,465.96

       a. Excess Spread:                                        $1,160,465.96

   4.  Total Excess Spread:                                     $8,027,795.87

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              90.3390%

   2.  Series 2001-4 Allocable Principal
       Collections:                                           $153,697,245.60

   3.  Principal Allocation Percentage of
       Series 2001-4 Allocable Principal Collections:         $138,848,512.53

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $138,848,512.53

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-4:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,710,050.88

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $142,558,563.41

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $68,875,000.00

   2.  Required Collateral Invested Amount                     $68,875,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $142,558,563.41

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-4

   1.  Excess Spread:                                           $8,027,795.87
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $296,804.07
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $167,136.67
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,208,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $352,454.83
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $6,003,066.96

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.9368%
       b. Prior Monthly Period                                        4.0577%
       c. Second Prior Monthly Period                                 4.2692%

   2.  Three Month Average Base Rate                                  4.0879%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.8130%
       b. Prior Monthly Period                                       13.5690%
       c. Second Prior Monthly Period                                13.3992%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.5937%



XVIII. Series 2001-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series          Total Investor          Transferors
A. Investor/Transferor Allocations                    Allocations         Interest               Interest
----------------------------------                    -----------       --------------          -----------
Beginning Invested /Transferor Amount              553,470,983.58       500,000,000.00        53,470,983.58
Beginning Adjusted Invested Amount                            N/A       500,000,000.00                  N/A
Floating Allocation Percentage                                N/A             90.3390%              9.6610%
Principal Allocation Percentage                               N/A             90.3390%              9.6610%
Collections of Finance Chg. Receivables              9,325,360.98         8,424,435.30           900,925.68
Collections of Principal Receivables               105,998,100.41        95,757,594.85        10,240,505.56
Defaulted Amount                                     2,832,283.46         2,558,655.78           273,627.68

Ending Invested / Transferor Amounts               552,999,082.07       500,000,000.00        52,999,082.07


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                    Class A              Class B            Interest                 Total
--------------------------------------                    -------              -------           ----------                -----

Principal Funding Account                                    0.00                 0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                 0.00                 0.00                 0.00
Reserve Draw Amount                                          0.00                 0.00                 0.00                 0.00
Available Reserve Account Amount                             0.00                 0.00                 0.00                 0.00
Reserve Account Surplus                                      0.00                 0.00                 0.00                 0.00

Coupon  August 15, 2002 to September 15, 2002             1.9600%              2.2300%              2.8300%
Monthly Interest Due                                   718,666.67            79,288.89           119,488.89           917,444.44
Outstanding Monthly Interest Due                             0.00                 0.00                 0.00                 0.00
Additional Interest Due                                      0.00                 0.00                 0.00                 0.00
Total Interest Due                                     718,666.67            79,288.89           119,488.89           917,444.44
Investor Default Amount                              2,110,891.02           204,692.46           243,072.30         2,558,655.78
Investor Monthly Fees Due                              687,500.00            66,666.67            79,166.67           833,333.33
Investor Additional Amounts Due
Total Due                                            3,517,057.69           350,648.02           441,727.85         4,309,433.56

Reallocated Investor Finance Charge Collections                                                                     8,424,435.30
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         13.8130%
Base Rate                                                                                                                3.9940%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions              Class A              Class B            Interest                 Total
--------------------------------------------              -------              -------           ----------                -----

Beginning Certificates Balance                     412,500,000.00        40,000,000.00        47,500,000.00       500,000,000.00
Interest Distributions                                 718,666.67            79,288.89           119,488.89           917,444.44
Principal Deposits - Prin. Funding Account                   0.00                 0.00                 0.00                 0.00
Principal Distributions                                      0.00                 0.00                 0.00                 0.00
Total Distributions                                    718,666.67            79,288.89           119,488.89           917,444.44
Ending Certificates Balance                        412,500,000.00        40,000,000.00        47,500,000.00       500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.74

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.74

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.98

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.98

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $119,488.89

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $119,488.89

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $6,950,159.12

       a. Class A Monthly Interest:                               $718,666.67
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,110,891.02
       e. Excess Spread:                                        $4,120,601.43

   2.  Class B Available Funds:                                   $673,954.82

       a. Class B Monthly Interest:                                $79,288.89
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $594,665.93

   3.  Collateral Available Funds:                                $800,321.35

       a. Excess Spread:                                          $800,321.35

   4.  Total Excess Spread:                                     $5,515,588.72

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              90.3390%

   2.  Series 2001-5 Allocable Principal
       Collections:                                           $105,998,100.41

   3.  Principal Allocation Percentage of
       Series 2001-5 Allocable Principal Collections:          $95,757,594.85

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $95,757,594.85

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-5:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,558,655.78

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $98,316,250.63

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $98,316,250.63

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-5

   1.  Excess Spread:                                           $5,515,588.72
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $204,692.46
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $119,488.89
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $243,072.30
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,115,001.74

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.9940%
       b. Prior Monthly Period                                        4.1149%
       c. Second Prior Monthly Period                                 4.3264%

   2.  Three Month Average Base Rate                                  4.1451%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.8130%
       b. Prior Monthly Period                                       13.5690%
       c. Second Prior Monthly Period                                13.3992%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.5937%



XIX. Series 2001-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series         Total Investor          Transferors
A. Investor/Transferor Allocations                    Allocations         Interest               Interest
----------------------------------                    -----------       --------------          -----------
Beginning Invested /Transferor Amount              774,859,377.01       700,000,000.00        74,859,377.01
Beginning Adjusted Invested Amount                            N/A       700,000,000.00                  N/A
Floating Allocation Percentage                                N/A             90.3390%              9.6610%
Principal Allocation Percentage                               N/A             90.3390%              9.6610%
Collections of Finance Chg. Receivables             13,055,505.37        11,794,209.42         1,261,295.96
Collections of Principal Receivables               148,397,340.58       134,060,632.79        14,336,707.79
Defaulted Amount                                     3,965,196.85         3,582,118.09           383,078.76

Ending Invested / Transferor Amounts               774,198,714.89       700,000,000.00        74,198,714.89


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                    Class A              Class B            Interest                 Total
--------------------------------------                    -------              -------           ----------                -----

Principal Funding Account                                    0.00                 0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                 0.00                 0.00                 0.00
Reserve Draw Amount                                          0.00                 0.00                 0.00                 0.00
Available Reserve Account Amount                             0.00                 0.00                 0.00                 0.00
Reserve Account Surplus                                      0.00                 0.00                 0.00                 0.00

Coupon  August 15, 2002 to September 15, 2002             1.9000%              2.1300%              2.7300%
Monthly Interest Due                                   975,333.33           106,026.67           161,373.33         1,242,733.33
Outstanding Monthly Interest Due                             0.00                 0.00                 0.00                 0.00
Additional Interest Due                                      0.00                 0.00                 0.00                 0.00
Total Interest Due                                     975,333.33           106,026.67           161,373.33         1,242,733.33
Investor Default Amount                              2,955,247.43           286,569.45           340,301.22         3,582,118.09
Investor Monthly Fees Due                              962,500.00            93,333.33           110,833.33         1,166,666.67
Investor Additional Amounts Due
Total Due                                            4,893,080.76           485,929.45           612,507.89         5,991,518.09

Reallocated Investor Finance Charge Collections                                                                    11,794,209.42
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         13.8130%
Base Rate                                                                                                                3.9260%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions              Class A              Class B            Interest                 Total
--------------------------------------------              -------              -------           ----------                -----

Beginning Certificates Balance                     577,500,000.00        56,000,000.00        66,500,000.00       700,000,000.00
Interest Distributions                                 975,333.33           106,026.67           161,373.33         1,242,733.33
Principal Deposits - Prin. Funding Account                   0.00                 0.00                 0.00                 0.00
Principal Distributions                                      0.00                 0.00                 0.00                 0.00
Total Distributions                                    975,333.33           106,026.67           161,373.33         1,242,733.33
Ending Certificates Balance                        577,500,000.00        56,000,000.00        66,500,000.00       700,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.69

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.69

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.89

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.89

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $161,373.33

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $161,373.33

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $9,730,222.77

       a. Class A Monthly Interest:                               $975,333.33
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,955,247.43
       e. Excess Spread:                                        $5,799,642.01

   2.  Class B Available Funds:                                   $943,536.75

       a. Class B Monthly Interest:                               $106,026.67
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $837,510.09

   3.  Collateral Available Funds:                              $1,120,449.89

       a. Excess Spread:                                        $1,120,449.89

   4.  Total Excess Spread:                                     $7,757,601.99

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              90.3390%

   2.  Series 2001-6 Allocable Principal
       Collections:                                           $148,397,340.58

   3.  Principal Allocation Percentage of
       Series 2001-6 Allocable Principal Collections:         $134,060,632.79

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $134,060,632.79

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-6:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,582,118.09

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $137,642,750.88

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $66,500,000.00

   2.  Required Collateral Invested Amount                     $66,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $137,642,750.88

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-6

   1.  Excess Spread:                                           $7,757,601.99
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $286,569.45
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $161,373.33
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,166,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $340,301.22
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,802,691.32

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.9260%
       b. Prior Monthly Period                                        4.0469%
       c. Second Prior Monthly Period                                 4.2584%

   2.  Three Month Average Base Rate                                  4.0771%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.8130%
       b. Prior Monthly Period                                       13.5690%
       c. Second Prior Monthly Period                                13.3992%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.5937%



XX. Series 2001-7 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series          Total Investor          Transferors
A. Investor/Transferor Allocations                    Allocations          Interest              Interest
----------------------------------                    -----------       --------------          -----------
Beginning Invested /Transferor Amount              719,512,278.65       650,000,000.00        69,512,278.65
Beginning Adjusted Invested Amount                            N/A       650,000,000.00                  N/A
Floating Allocation Percentage                                N/A             90.3390%              9.6610%
Principal Allocation Percentage                               N/A             90.3390%              9.6610%
Collections of Finance Chg. Receivables             12,122,969.27        10,951,765.89         1,171,203.39
Collections of Principal Receivables               137,797,530.53       124,484,873.30        13,312,657.23
Defaulted Amount                                     3,681,968.50         3,326,252.52           355,715.99

Ending Invested / Transferor Amounts               718,898,806.69       650,000,000.00        68,898,806.69


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                    Class A              Class B            Interest                 Total
--------------------------------------                    -------              -------           ----------                -----

Principal Funding Account                                    0.00                 0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                 0.00                 0.00                 0.00
Reserve Draw Amount                                          0.00                 0.00                 0.00                 0.00
Available Reserve Account Amount                             0.00                 0.00                 0.00                 0.00
Reserve Account Surplus                                      0.00                 0.00                 0.00                 0.00

Coupon  August 15, 2002 to September 15, 2002             1.9000%              2.1400%              2.7300%
Monthly Interest Due                                   905,666.67            98,915.56           149,846.67         1,154,428.89
Outstanding Monthly Interest Due                             0.00                 0.00                 0.00                 0.00
Additional Interest Due                                      0.00                 0.00                 0.00                 0.00
Total Interest Due                                     905,666.67            98,915.56           149,846.67         1,154,428.89
Investor Default Amount                              2,744,158.33           266,100.20           315,993.99         3,326,252.52
Investor Monthly Fees Due                              893,750.00            86,666.67           102,916.67         1,083,333.33
Investor Additional Amounts Due
Total Due                                            4,543,574.99           451,682.42           568,757.32         5,564,014.74

Reallocated Investor Finance Charge Collections                                                                    10,951,765.89
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         13.8130%
Base Rate                                                                                                                3.9268%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions              Class A              Class B            Interest                 Total
--------------------------------------------              -------              -------           ----------                -----

Beginning Certificates Balance                     536,250,000.00        52,000,000.00        61,750,000.00       650,000,000.00
Interest Distributions                                 905,666.67            98,915.56           149,846.67         1,154,428.89
Principal Deposits - Prin. Funding Account                   0.00                 0.00                 0.00                 0.00
Principal Distributions                                      0.00                 0.00                 0.00                 0.00
Total Distributions                                    905,666.67            98,915.56           149,846.67         1,154,428.89
Ending Certificates Balance                        536,250,000.00        52,000,000.00        61,750,000.00       650,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.69

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.69

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.90

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.90

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $149,846.67

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $149,846.67

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $9,035,206.86

       a. Class A Monthly Interest:                               $905,666.67
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,744,158.33
       e. Excess Spread:                                        $5,385,381.86

   2.  Class B Available Funds:                                   $876,141.27

       a. Class B Monthly Interest:                                $98,915.56
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $777,225.72

   3.  Collateral Available Funds:                              $1,040,417.76

       a. Excess Spread:                                        $1,040,417.76

   4.  Total Excess Spread:                                     $7,203,025.34

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              90.3390%

   2.  Series 2001-7 Allocable Principal
       Collections:                                           $137,797,530.53

   3.  Principal Allocation Percentage of
       Series 2001-7 Allocable Principal Collections:         $124,484,873.30

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $124,484,873.30

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-7:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,326,252.52

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $127,811,125.82

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $61,750,000.00

   2.  Required Collateral Invested Amount                     $61,750,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $127,811,125.82

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-7

   1.  Excess Spread:                                           $7,203,025.34
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $266,100.20
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $149,846.67
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,083,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $315,993.99
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,387,751.15

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.9268%
       b. Prior Monthly Period                                        4.0477%
       c. Second Prior Monthly Period                                 4.2593%

   2.  Three Month Average Base Rate                                  4.0779%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.8130%
       b. Prior Monthly Period                                       13.5690%
       c. Second Prior Monthly Period                                13.3992%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.5937%



XXI. Series 2002-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series         Total Investor          Transferors
A. Investor/Transferor Allocations                    Allocations          Interest              Interest
----------------------------------                    -----------       --------------          -----------
Beginning Invested /Transferor Amount            1,018,386,609.79       920,000,000.00        98,386,609.79
Beginning Adjusted Invested Amount                            N/A       920,000,000.00                  N/A
Floating Allocation Percentage                                N/A             90.3390%              9.6610%
Principal Allocation Percentage                               N/A             90.3390%              9.6610%
Collections of Finance Chg. Receivables             17,158,664.20        15,500,960.95         1,657,703.26
Collections of Principal Receivables               195,036,504.76       176,193,974.52        18,842,530.24
Defaulted Amount                                     5,211,401.57         4,707,926.64           503,474.94

Ending Invested / Transferor Amounts             1,017,518,311.00       920,000,000.00        97,518,311.00


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                    Class A              Class B            Interest                 Total
--------------------------------------                    -------              -------           ----------                -----

Principal Funding Account                                    0.00                 0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                 0.00                 0.00                 0.00
Reserve Draw Amount                                          0.00                 0.00                 0.00                 0.00
Available Reserve Account Amount                             0.00                 0.00                 0.00                 0.00
Reserve Account Surplus                                      0.00                 0.00                 0.00                 0.00

Coupon  August 15, 2002 to September 15, 2002             1.8900%              2.1800%              2.8300%
Monthly Interest Due                                 1,275,120.00           142,620.44           219,859.56         1,637,600.00
Outstanding Monthly Interest Due                             0.00                 0.00                 0.00                 0.00
Additional Interest Due                                      0.00                 0.00                 0.00                 0.00
Total Interest Due                                   1,275,120.00           142,620.44           219,859.56         1,637,600.00
Investor Default Amount                              3,884,039.48           376,634.13           447,253.03         4,707,926.64
Investor Monthly Fees Due                            1,265,000.00           122,666.67           145,666.67         1,533,333.33
Investor Additional Amounts Due
Total Due                                            6,424,159.48           641,921.24           812,779.25         7,878,859.97

Reallocated Investor Finance Charge Collections                                                                    15,500,960.95
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         13.8130%
Base Rate                                                                                                                3.9314%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions              Class A              Class B            Interest                 Total
--------------------------------------------              -------              -------           ----------                -----

Beginning Certificates Balance                     759,000,000.00        73,600,000.00        87,400,000.00       920,000,000.00
Interest Distributions                               1,275,120.00           142,620.44           219,859.56         1,637,600.00
Principal Deposits - Prin. Funding Account                   0.00                 0.00                 0.00                 0.00
Principal Distributions                                      0.00                 0.00                 0.00                 0.00
Total Distributions                                  1,275,120.00           142,620.44           219,859.56         1,637,600.00
Ending Certificates Balance                        759,000,000.00        73,600,000.00        87,400,000.00       920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.68

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.68

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.94

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.94

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $219,859.56

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $219,859.56

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $12,788,292.78

       a. Class A Monthly Interest:                             $1,275,120.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,884,039.48
       e. Excess Spread:                                        $7,629,133.30

   2.  Class B Available Funds:                                 $1,240,076.88

       a. Class B Monthly Interest:                               $142,620.44
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,097,456.43

   3.  Collateral Available Funds:                              $1,472,591.29

       a. Excess Spread:                                        $1,472,591.29

   4.  Total Excess Spread:                                    $10,199,181.03

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              90.3390%

   2.  Series 2002-1 Allocable Principal
       Collections:                                           $195,036,504.76

   3.  Principal Allocation Percentage of
       Series 2002-1 Allocable Principal Collections:         $176,193,974.52

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $176,193,974.52

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,707,926.64

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $180,901,901.16

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $87,400,000.00

   2.  Required Collateral Invested Amount                     $87,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $180,901,901.16

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-1

   1.  Excess Spread:                                          $10,199,181.03
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $376,634.13
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $219,859.56
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,533,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $447,253.03
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $7,622,100.98

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.9314%
       b. Prior Monthly Period                                        4.0522%
       c. Second Prior Monthly Period                                 4.2638%

   2.  Three Month Average Base Rate                                  4.0825%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.8130%
       b. Prior Monthly Period                                       13.5690%
       c. Second Prior Monthly Period                                13.3992%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.5937%



XXII. Series 2002-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series          Total Investor          Transferors
A. Investor/Transferor Allocations                    Allocations          Interest              Interest
----------------------------------                    -----------       --------------          -----------
Beginning Invested /Transferor Amount            1,040,525,449.13       940,000,000.00       100,525,449.13
Beginning Adjusted Invested Amount                            N/A       940,000,000.00                  N/A
Floating Allocation Percentage                                N/A             90.3390%              9.6610%
Principal Allocation Percentage                               N/A             90.3390%              9.6610%
Collections of Finance Chg. Receivables             17,531,678.64        15,837,938.36         1,693,740.28
Collections of Principal Receivables               199,276,428.77       180,024,278.31        19,252,150.46
Defaulted Amount                                     5,324,692.91         4,810,272.87           514,420.04

Ending Invested / Transferor Amounts             1,039,638,274.29       940,000,000.00        99,638,274.29


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                    Class A              Class B            Interest                 Total
--------------------------------------                    -------              -------           ----------                -----

Principal Funding Account                                    0.00                 0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                 0.00                 0.00                 0.00
Reserve Draw Amount                                          0.00                 0.00                 0.00                 0.00
Available Reserve Account Amount                             0.00                 0.00                 0.00                 0.00
Reserve Account Surplus                                      0.00                 0.00                 0.00                 0.00

Coupon  August 15, 2002 to September 15, 2002             1.8900%              2.1700%              2.7800%
Monthly Interest Due                                 1,302,840.00           145,052.44           220,670.22         1,668,562.67
Outstanding Monthly Interest Due                             0.00                 0.00                 0.00                 0.00
Additional Interest Due                                      0.00                 0.00                 0.00                 0.00
Total Interest Due                                   1,302,840.00           145,052.44           220,670.22         1,668,562.67
Investor Default Amount                              3,968,475.12           384,821.83           456,975.92         4,810,272.87
Investor Monthly Fees Due                            1,292,500.00           125,333.33           148,833.33         1,566,666.67
Investor Additional Amounts Due
Total Due                                            6,563,815.12           655,207.61           826,479.48         8,045,502.20

Reallocated Investor Finance Charge Collections                                                                    15,837,938.36
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         13.8130%
Base Rate                                                                                                                3.9257%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions              Class A              Class B            Interest                 Total
--------------------------------------------              -------              -------           ----------                -----

Beginning Certificates Balance                     775,500,000.00        75,200,000.00        89,300,000.00       940,000,000.00
Interest Distributions                               1,302,840.00           145,052.44           220,670.22         1,668,562.67
Principal Deposits - Prin. Funding Account                   0.00                 0.00                 0.00                 0.00
Principal Distributions                                      0.00                 0.00                 0.00                 0.00
Total Distributions                                  1,302,840.00           145,052.44           220,670.22         1,668,562.67
Ending Certificates Balance                        775,500,000.00        75,200,000.00        89,300,000.00       940,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.68

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.68

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.93

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.93

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $220,670.22

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $220,670.22

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $13,066,299.15

       a. Class A Monthly Interest:                             $1,302,840.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,968,475.12
       e. Excess Spread:                                        $7,794,984.03

   2.  Class B Available Funds:                                 $1,267,035.07

       a. Class B Monthly Interest:                               $145,052.44
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,121,982.62

   3.  Collateral Available Funds:                              $1,504,604.14

       a. Excess Spread:                                        $1,504,604.14

   4.  Total Excess Spread:                                    $10,421,570.80

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              90.3390%

   2.  Series 2002-2 Allocable Principal
       Collections:                                           $199,276,428.77

   3.  Principal Allocation Percentage of
       Series 2002-2 Allocable Principal Collections:         $180,024,278.31

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $180,024,278.31

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,810,272.87

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $184,834,551.18

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $89,300,000.00

   2.  Required Collateral Invested Amount                     $89,300,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $184,834,551.18

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-2

   1.  Excess Spread:                                          $10,421,570.80
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $384,821.83
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $220,670.22
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,566,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $456,975.92
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $7,792,436.16

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.9257%
       b. Prior Monthly Period                                        4.0466%
       c. Second Prior Monthly Period                                 4.2581%

   2.  Three Month Average Base Rate                                  4.0768%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.8130%
       b. Prior Monthly Period                                       13.5690%
       c. Second Prior Monthly Period                                13.3992%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.5937%



XXIII. Series 2002-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series          Total Investor          Transferors
A. Investor/Transferor Allocations                    Allocations          Interest              Interest
----------------------------------                    -----------       --------------          -----------
Beginning Invested /Transferor Amount            1,018,386,609.79       920,000,000.00        98,386,609.79
Beginning Adjusted Invested Amount                            N/A       920,000,000.00                  N/A
Floating Allocation Percentage                                N/A             90.3390%              9.6610%
Principal Allocation Percentage                               N/A             90.3390%              9.6610%
Collections of Finance Chg. Receivables             17,158,664.20        15,500,960.95         1,657,703.26
Collections of Principal Receivables               195,036,504.76       176,193,974.52        18,842,530.24
Defaulted Amount                                     5,211,401.57         4,707,926.64           503,474.94

Ending Invested / Transferor Amounts             1,017,518,311.00       920,000,000.00        97,518,311.00


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                    Class A              Class B            Interest                 Total
--------------------------------------                    -------              -------           ----------                -----

Principal Funding Account                                    0.00                 0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                 0.00                 0.00                 0.00
Reserve Draw Amount                                          0.00                 0.00                 0.00                 0.00
Available Reserve Account Amount                             0.00                 0.00                 0.00                 0.00
Reserve Account Surplus                                      0.00                 0.00                 0.00                 0.00

Coupon  August 15, 2002 to September 15, 2002             1.8900%              2.1600%              2.7800%
Monthly Interest Due                                 1,275,120.00           141,312.00           215,975.11         1,632,407.11
Outstanding Monthly Interest Due                             0.00                 0.00                 0.00                 0.00
Additional Interest Due                                      0.00                 0.00                 0.00                 0.00
Total Interest Due                                   1,275,120.00           141,312.00           215,975.11         1,632,407.11
Investor Default Amount                              3,884,039.48           376,634.13           447,253.03         4,707,926.64
Investor Monthly Fees Due                            1,265,000.00           122,666.67           145,666.67         1,533,333.33
Investor Additional Amounts Due
Total Due                                            6,424,159.48           640,612.80           808,894.81         7,873,667.08

Reallocated Investor Finance Charge Collections                                                                    15,500,960.95
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         13.8130%
Base Rate                                                                                                                3.9249%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions              Class A              Class B            Interest                 Total
--------------------------------------------              -------              -------           ----------                -----

Beginning Certificates Balance                     759,000,000.00        73,600,000.00        87,400,000.00       920,000,000.00
Interest Distributions                               1,275,120.00           141,312.00           215,975.11         1,632,407.11
Principal Deposits - Prin. Funding Account                   0.00                 0.00                 0.00                 0.00
Principal Distributions                                      0.00                 0.00                 0.00                 0.00
Total Distributions                                  1,275,120.00           141,312.00           215,975.11         1,632,407.11
Ending Certificates Balance                        759,000,000.00        73,600,000.00        87,400,000.00       920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.68

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.68

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.92

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.92

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $215,975.11

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $215,975.11

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $12,788,292.78

       a. Class A Monthly Interest:                             $1,275,120.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,884,039.48
       e. Excess Spread:                                        $7,629,133.30

   2.  Class B Available Funds:                                 $1,240,076.88

       a. Class B Monthly Interest:                               $141,312.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,098,764.88

   3.  Collateral Available Funds:                              $1,472,591.29

       a. Excess Spread:                                        $1,472,591.29

   4.  Total Excess Spread:                                    $10,200,489.47

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              90.3390%

   2.  Series 2002-3 Allocable Principal
       Collections:                                           $195,036,504.76

   3.  Principal Allocation Percentage of
       Series 2002-3 Allocable Principal Collections:         $176,193,974.52

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $176,193,974.52

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,707,926.64

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $180,901,901.16

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $87,400,000.00

   2.  Required Collateral Invested Amount                     $87,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $180,901,901.16

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-3

   1.  Excess Spread:                                          $10,200,489.47
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $376,634.13
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $215,975.11
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,533,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $447,253.03
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $7,627,293.86

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.9249%
       b. Prior Monthly Period                                        4.0458%
       c. Second Prior Monthly Period                                 4.2573%

   2.  Three Month Average Base Rate                                  4.0760%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.8130%
       b. Prior Monthly Period                                       13.5690%
       c. Second Prior Monthly Period                                13.3992%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.5937%



XIV. Series 2002-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series          Total Investor          Transferors
A. Investor/Transferor Allocations                    Allocations         Interest               Interest
----------------------------------                    -----------       --------------          -----------
Beginning Invested /Transferor Amount              553,470,983.58       500,000,000.00        53,470,983.58
Beginning Adjusted Invested Amount                            N/A       500,000,000.00                  N/A
Floating Allocation Percentage                                N/A             90.3390%              9.6610%
Principal Allocation Percentage                               N/A             90.3390%              9.6610%
Collections of Finance Chg. Receivables              9,325,360.98         8,424,435.30           900,925.68
Collections of Principal Receivables               105,998,100.41        95,757,594.85        10,240,505.56
Defaulted Amount                                     2,832,283.46         2,558,655.78           273,627.68

Ending Invested / Transferor Amounts               552,999,082.07       500,000,000.00        52,999,082.07


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                    Class A              Class B            Interest                 Total
--------------------------------------                    -------              -------           ----------                -----

Principal Funding Account                                    0.00                 0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                 0.00                 0.00                 0.00
Reserve Draw Amount                                          0.00                 0.00                 0.00                 0.00
Available Reserve Account Amount                             0.00                 0.00                 0.00                 0.00
Reserve Account Surplus                                      0.00                 0.00                 0.00                 0.00

Coupon  August 15, 2002 to September 15, 2002             1.8200%              2.0900%              2.6300%
Monthly Interest Due                                   667,333.33            74,311.11           111,044.44           852,688.89
Outstanding Monthly Interest Due                             0.00                 0.00                 0.00                 0.00
Additional Interest Due                                      0.00                 0.00                 0.00                 0.00
Total Interest Due                                     667,333.33            74,311.11           111,044.44           852,688.89
Investor Default Amount                              2,110,891.02           204,692.46           243,072.30         2,558,655.78
Investor Monthly Fees Due                              687,500.00            66,666.67            79,166.67           833,333.33
Investor Additional Amounts Due
Total Due                                            3,465,724.35           345,670.24           433,283.41         4,244,678.00

Reallocated Investor Finance Charge Collections                                                                     8,424,435.30
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         13.8130%
Base Rate                                                                                                                3.8462%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions              Class A              Class B            Interest                 Total
--------------------------------------------              -------              -------           ----------                -----

Beginning Certificates Balance                     412,500,000.00        40,000,000.00        47,500,000.00       500,000,000.00
Interest Distributions                                 667,333.33            74,311.11           111,044.44           852,688.89
Principal Deposits - Prin. Funding Account                   0.00                 0.00                 0.00                 0.00
Principal Distributions                                      0.00                 0.00                 0.00                 0.00
Total Distributions                                    667,333.33            74,311.11           111,044.44           852,688.89
Ending Certificates Balance                        412,500,000.00        40,000,000.00        47,500,000.00       500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.62

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.62

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.86

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.86

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $111,044.44

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $111,044.44

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $6,950,159.12

       a. Class A Monthly Interest:                               $667,333.33
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,110,891.02
       e. Excess Spread:                                        $4,171,934.77

   2.  Class B Available Funds:                                   $673,954.82

       a. Class B Monthly Interest:                                $74,311.11
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $599,643.71

   3.  Collateral Available Funds:                                $800,321.35

       a. Excess Spread:                                          $800,321.35

   4.  Total Excess Spread:                                     $5,571,899.83

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              90.3390%

   2.  Series 2002-4 Allocable Principal
       Collections:                                           $105,998,100.41

   3.  Principal Allocation Percentage of
       Series 2002-4 Allocable Principal Collections:          $95,757,594.85

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $95,757,594.85

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-4:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,558,655.78

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $98,316,250.63

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $98,316,250.63

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-4

   1.  Excess Spread:                                           $5,571,899.83
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $204,692.46
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $111,044.44
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $243,072.30
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,179,757.29

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.8462%
       b. Prior Monthly Period                                        3.9671%
       c. Second Prior Monthly Period                                     N/A

   2.  Three Month Average Base Rate                                      N/A

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.8130%
       b. Prior Monthly Period                                       13.5690%
       c. Second Prior Monthly Period                                     N/A

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                              N/A



XXV. Series 2002-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series          Total Investor          Transferors
A. Investor/Transferor Allocations                    Allocations         Interest               Interest
----------------------------------                    -----------       --------------          -----------
Beginning Invested /Transferor Amount              664,165,180.30       600,000,000.00        64,165,180.30
Beginning Adjusted Invested Amount                            N/A       600,000,000.00                  N/A
Floating Allocation Percentage                                N/A             90.3390%              9.6610%
Principal Allocation Percentage                               N/A             90.3390%              9.6610%
Collections of Finance Chg. Receivables             11,190,433.18        10,109,322.36         1,081,110.82
Collections of Principal Receivables               127,197,720.49       114,909,113.82        12,288,606.68
Defaulted Amount                                     3,398,740.16         3,070,386.94           328,353.22

Ending Invested / Transferor Amounts               663,598,898.48       600,000,000.00        63,598,898.48


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                    Class A              Class B            Interest                 Total
--------------------------------------                    -------              -------           ----------                -----

Principal Funding Account                                    0.00                 0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                 0.00                 0.00                 0.00
Reserve Draw Amount                                          0.00                 0.00                 0.00                 0.00
Available Reserve Account Amount                             0.00                 0.00                 0.00                 0.00
Reserve Account Surplus                                      0.00                 0.00                 0.00                 0.00

Coupon  August 15, 2002 to September 15, 2002             1.9500%              2.2300%              2.8300%
Monthly Interest Due                                   858,000.00            95,146.67           143,386.67         1,096,533.33
Outstanding Monthly Interest Due                             0.00                 0.00                 0.00                 0.00
Additional Interest Due                                      0.00                 0.00                 0.00                 0.00
Total Interest Due                                     858,000.00            95,146.67           143,386.67         1,096,533.33
Investor Default Amount                              2,533,069.22           245,630.95           291,686.76         3,070,386.94
Investor Monthly Fees Due                              825,000.00            80,000.00            95,000.00         1,000,000.00
Investor Additional Amounts Due
Total Due                                            4,216,069.22           420,777.62           530,073.43         5,166,920.27

Reallocated Investor Finance Charge Collections                                                                    10,109,322.36
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         13.8130%
Base Rate                                                                                                                3.9856%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions              Class A              Class B            Interest                 Total
--------------------------------------------              -------              -------           ----------                -----

Beginning Certificates Balance                     495,000,000.00        48,000,000.00        57,000,000.00       600,000,000.00
Interest Distributions                                 858,000.00            95,146.67           143,386.67         1,096,533.33
Principal Deposits - Prin. Funding Account                   0.00                 0.00                 0.00                 0.00
Principal Distributions                                      0.00                 0.00                 0.00                 0.00
Total Distributions                                    858,000.00            95,146.67           143,386.67         1,096,533.33
Ending Certificates Balance                        495,000,000.00        48,000,000.00        57,000,000.00       600,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.73

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.73

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.98

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.98

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $143,386.67

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $143,386.67

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $8,340,190.94

       a. Class A Monthly Interest:                               $858,000.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,533,069.22
       e. Excess Spread:                                        $4,949,121.72

   2.  Class B Available Funds:                                   $808,745.79

       a. Class B Monthly Interest:                                $95,146.67
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $713,599.12

   3.  Collateral Available Funds:                                $960,385.62

       a. Excess Spread:                                          $960,385.62

   4.  Total Excess Spread:                                     $6,623,106.47

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              90.3390%

   2.  Series 2002-5 Allocable Principal
       Collections:                                           $127,197,720.49

   3.  Principal Allocation Percentage of
       Series 2002-5 Allocable Principal Collections:         $114,909,113.82

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $114,909,113.82

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-5:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,070,386.94

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $117,979,500.75

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $57,000,000.00

   2.  Required Collateral Invested Amount                     $57,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $117,979,500.75

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-5

   1.  Excess Spread:                                           $6,623,106.47
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $245,630.95
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $143,386.67
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,000,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $291,686.76
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,942,402.09

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.9856%
       b. Prior Monthly Period                                        4.1065%
       c. Second Prior Monthly Period                                     N/A

   2.  Three Month Average Base Rate                                      N/A

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.8130%
       b. Prior Monthly Period                                       13.5690%
       c. Second Prior Monthly Period                                     N/A

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                              N/A



XXVI. Series 2002-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series          Total Investor          Transferors
A. Investor/Transferor Allocations                    Allocations         Interest               Interest
----------------------------------                    -----------       --------------          -----------
Beginning Invested /Transferor Amount              796,998,216.35       720,000,000.00        76,998,216.35
Beginning Adjusted Invested Amount                            N/A       720,000,000.00                  N/A
Floating Allocation Percentage                                N/A             90.3390%              9.6610%
Principal Allocation Percentage                               N/A             90.3390%              9.6610%
Collections of Finance Chg. Receivables             13,428,519.81        12,131,186.83         1,297,332.98
Collections of Principal Receivables               152,637,264.59       137,890,936.58        14,746,328.01
Defaulted Amount                                     4,078,488.19         3,684,464.32           394,023.86

Ending Invested / Transferor Amounts               796,318,678.18       720,000,000.00        76,318,678.18


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                    Class A              Class B            Interest                 Total
--------------------------------------                    -------              -------           ----------                -----

Principal Funding Account                                    0.00                 0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                 0.00                 0.00                 0.00
Reserve Draw Amount                                          0.00                 0.00                 0.00                 0.00
Available Reserve Account Amount                             0.00                 0.00                 0.00                 0.00
Reserve Account Surplus                                      0.00                 0.00                 0.00                 0.00

Coupon  August 15, 2002 to September 15, 2002             1.9200%              2.2300%              2.8300%
Monthly Interest Due                                 1,013,760.00           114,176.00           172,064.00         1,300,000.00
Outstanding Monthly Interest Due                             0.00                 0.00                 0.00                 0.00
Additional Interest Due                                      0.00                 0.00                 0.00                 0.00
Total Interest Due                                   1,013,760.00           114,176.00           172,064.00         1,300,000.00
Investor Default Amount                              3,039,683.07           294,757.15           350,024.11         3,684,464.32
Investor Monthly Fees Due                              990,000.00            96,000.00           114,000.00         1,200,000.00
Investor Additional Amounts Due
Total Due                                            5,043,443.07           504,933.15           636,088.11         6,184,464.32

Reallocated Investor Finance Charge Collections                                                                    12,131,186.83
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         13.8130%
Base Rate                                                                                                                3.9605%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions              Class A              Class B            Interest                 Total
--------------------------------------------              -------              -------           ----------                -----

Beginning Certificates Balance                     594,000,000.00        57,600,000.00        68,400,000.00       720,000,000.00
Interest Distributions                               1,013,760.00           114,176.00           172,064.00         1,300,000.00
Principal Deposits - Prin. Funding Account                   0.00                 0.00                 0.00                 0.00
Principal Distributions                                      0.00                 0.00                 0.00                 0.00
Total Distributions                                  1,013,760.00           114,176.00           172,064.00         1,300,000.00
Ending Certificates Balance                        594,000,000.00        57,600,000.00        68,400,000.00       720,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.71

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.71

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.98

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.98

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $172,064.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $172,064.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $10,008,229.13

       a. Class A Monthly Interest:                             $1,013,760.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,039,683.07
       e. Excess Spread:                                        $5,954,786.06

   2.  Class B Available Funds:                                   $970,494.95

       a. Class B Monthly Interest:                               $114,176.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $856,318.95

   3.  Collateral Available Funds:                              $1,152,462.75

       a. Excess Spread:                                        $1,152,462.75

   4.  Total Excess Spread:                                     $7,963,567.76

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              90.3390%

   2.  Series 2002-6 Allocable Principal
       Collections:                                           $152,637,264.59

   3.  Principal Allocation Percentage of
       Series 2002-6 Allocable Principal Collections:         $137,890,936.58

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $137,890,936.58

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-6:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,684,464.32

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $141,575,400.91

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $68,400,000.00

   2.  Required Collateral Invested Amount                     $68,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $141,575,400.91

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-6

   1.  Excess Spread:                                           $7,963,567.76
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $294,757.15

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $172,064.00
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,200,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $350,024.11
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,946,722.50

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.9605%
       b. Prior Monthly Period                                            N/A
       c. Second Prior Monthly Period                                     N/A

   2.  Three Month Average Base Rate                                      N/A

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.8130%
       b. Prior Monthly Period                                            N/A
       c. Second Prior Monthly Period                                     N/A

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                              N/A